EXECUTION COPY

J.P. MORGAN MORTGAGE ACQUISITION CORP.,

Purchaser,

CHASE MANHATTAN MORTGAGE CORPORATION,

Seller and Servicer

FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING

AGREEMENT

Dated as of January 1, 2004

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITION

Section 1.01.

Defined Terms

1

ARTICLE II

SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01.

Agreement to Purchase

14

Section 2.02.

Purchase Price

14

Section 2.03.

Servicing of Mortgage Loans

15

Section 2.04.

Record Title and Possession of Mortgage Files; Maintenance of

Servicing Files

15

Section 2.05.

Books and Records

16

Section 2.06.

Transfer of Mortgage Loans

17

Section 2.07.

Delivery of Mortgage Loan Documents

17

Section 2.08.

Quality Control Procedures

19

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER;

REPURCHASE; REVIEW OF MORTGAGE LOANS

Section 3.01.

Representations and Warranties of the Seller

19

Section 3.02.

Representations and Warranties as to Individual Mortgage Loans

22

Section 3.03.

Repurchase; Substitution

31

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01.

Seller to Act as Servicer

33

Section 4.02.

Collection of Mortgage Loan Payments

36

Section 4.03.

Realization Upon Defaulted Mortgage Loans

36

Section 4.04.

Establishment of Custodial Accounts; Deposits in Custodial Accounts

37

Section 4.05.

Permitted Withdrawals From the Custodial Account

38

Section 4.06.

Establishment of Escrow Accounts; Deposits in Escrow Accounts

39

Section 4.07.

Permitted Withdrawals From Escrow Account

40

Section 4.08.

Payment of Taxes, Insurance and Other Charges; Maintenance of

Primary Mortgage Insurance Policies; Collections Thereunder

41

Section 4.09.

Transfer of Accounts

42

Section 4.10.

Maintenance of Hazard Insurance

42

Section 4.11.

Maintenance of Mortgage Impairment Insurance Policy

43

Section 4.12.

Fidelity Bond, Errors and Omissions Insurance

43

Section 4.13.

Title, Management and Disposition of REO Property

44

Section 4.14.

Notification of Maturity Date

45

Section 4.15.

Notification of Adjustments

45

ARTICLE V

PAYMENTS TO THE PURCHASER

Section 5.01.

Distributions

46

Section 5.02.

Statements to the Purchaser

47

Section 5.03.

Monthly Advances by the Seller

48

Section 5.04.

Liquidation Reports

48

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01.

Assumption Agreements

49

Section 6.02.

Satisfaction of Mortgages and Release of Mortgage Files

50

Section 6.03.

Servicing Compensation

51

Section 6.04.

Annual Statement as to Compliance.

51

Section 6.05.

Annual Independent Certified Public; Accountants’ Servicing Report

52

Section 6.06.

Purchaser’s Right to Examine Seller Records

52

ARTICLE VII

SELLER SHALL PROVIDE INFORMATION AS REASONABLY REQUIRED

ARTICLE VIII

THE SELLER

Section 8.01.

Indemnification; Third Party Claims

53

Section 8.02.

Merger or Consolidation of the Seller

54

Section 8.03.

Limitation on Liability of the Seller and Others

54

Section 8.04.

Seller Not to Assign or Resign

55

Section 8.05.

No Transfer of Servicing

55

ARTICLE IX

DEFAULT

Section 9.01.

Events of Default

55

Section 9.02.

Waiver of Defaults

57

ARTICLE X

TERMINATION

Section 10.01.

Termination

57

Section 10.02.

Termination Without Cause

57

ARTICLE XI

RECONSTITUTION OF MORTGAGE LOANS

Section 11.01.

Reconstitution of Mortgage Loans.

58

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01.

Successor to the Seller

59

Section 12.02.

Amendment

60

Section 12.03.

Recordation of Agreement

60

Section 12.04.

Governing Law

60

Section 12.05.

Notices

60

Section 12.06.

Severability of Provisions

61

Section 12.07.

Exhibits

61

Section 12.08.

General Interpretive Principles

62

Section 12.09.

Reproduction of Documents

62

Section 12.10.

Confidentiality of Information

62

Section 12.11.

Recordation of Assignments of Mortgage

63

Section 12.12.

Assignment by Purchaser

63

Section 12.13.

No Partnership

63

Section 12.14.

Execution:  Successors and Assigns

63

Section 12.15.

Entire Agreement

63

Section 12.16.

No Solicitation

63

Section 12.17.

Closing

64

Section 12.18.

Costs

65

Section 12.19.

Closing Documents

65

EXHIBITS

A

Contents of Mortgage File

B

Custodial Account Letter Agreement

C

Escrow Account Letter Agreement

D

Form of Assignment and Assumption

E

Form of Term Sheet

F

Form of Assignment and Conveyance

G

[Reserved]

H

Lost Note Affidavit

I

Form of Officer’s Certification

J

Form of In-House Counsel Opinion

K

Product Guidelines

L

Form of Annual Certification

This is a Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, and is executed between J.P. Morgan Mortgage Acquisition Corp., as Purchaser (the “Purchaser”), and Chase Manhattan Mortgage Corporation (the “Seller”), as seller and servicer.

W I T N E S S E T H:

WHEREAS, the Purchaser desires from time to time to purchase from the Seller, and the Seller desires from time to time to sell to the Purchaser, certain conventional adjustable-rate, residential, first-lien mortgage loans (the “Mortgage Loans”), exclusive of the servicing rights associated with such Mortgage Loans, to be delivered as whole loans as provided herein.

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule; and

WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself and the Mortgage Loans and the management, servicing, transfer and control of the Mortgage Loans sold and purchased hereunder from time to time.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

ARTICLE I

DEFINITION

Section 1.01.

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates.

Adjustment Date:  As to each ARM Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

Agreement:  This Flow Mortgage Loan Purchase, Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

ALTA:  The American Land Title Association or any successor thereto.

Applicable Requirements:  Shall mean and include with respect to the Mortgage Loans:  (i) all contractual obligations of Seller, and the Originator and any Prior Servicers including, without limitation, those contractual obligations contained in this Agreement, in any agreement with any insurer or in the Mortgage Loan Documents, (ii) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon Seller, the Originator and any Prior Servicer; (iii) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction, including without limitation those of any insurer; (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (v) Accepted Servicing Practices.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

ARM Mortgage Loan:  A Mortgage Loan purchased pursuant to this Agreement the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment and Assumption:  An assignment and assumption agreement in the form of Exhibit D hereto.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than:  (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date:  With respect to each Mortgage Loan Package, the date set forth in the related Term Sheet or such other date as is agreed upon by the Seller and the Purchaser.

Code:  The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Co-op Lease:  With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan:  A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Credit Policy:  Seller’s credit policy in effect at the time of the applicable Closing Date.

Custodial Account:  Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled “Chase Manhattan Mortgage Corporation, in trust for the [Purchaser], as Owner of Mortgage Loans and various Mortgagors” and shall be established in an Eligible Account, in the name of the Person that is the Purchaser with respect to the related Mortgage Loans.

Custodian:  JPMorgan Chase Bank.

Cut-off Date:  With respect to each Mortgage Loan Package, the date set forth in the related Term Sheet or such other date as is agreed upon by the Seller and the Purchaser.

Determination Date:  The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  An account established and maintained:  (a) within an FDIC insured account (or other accounts acceptable to the Rating Agencies) created, maintained and monitored by the Seller so that all funds deposited therein are insured up to FDIC limits, (b) with the corporate trust department of a financial institution assigned a long-term debt rating of not less than Aa2, and a short term debt rating of P1, from Moody’s Investors Services or a long-term debt rating of not less than AA-, and a short-term debt rating of A1, from Standard and Poors, and, if ownership of the Mortgage Loans is evidenced by mortgaged backed securities, the equivalent ratings of the Rating Agencies, and held such that the rights of the Purchaser and the owner of the Mortgage Loans shall be fully protected against the claims of any creditors of the Seller and of any creditors or depositors of the institution in which such account is maintained and (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution.  In the event that a Custodial Account is established pursuant to clause (b) or (c) of the preceding sentence, the Seller shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

Eligible Institution:  An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of each Rating Agency; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

Equity Take-Out Refinanced Mortgage Loan:  A Refinanced Mortgage Loan the proceeds of which were in excess of the outstanding principal balance of the existing mortgage loan.

Escrow Account:  Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled “Chase Manhattan Mortgage Corporation, in trust for the [Purchaser], as Owner of Mortgage Loans and various Mortgagors” and shall be established in an Eligible Account, in the name of the Person that is the Purchaser with respect to the related Mortgage Loans.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 9.01.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Seller pursuant to Section 4.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fannie Mae:  The Federal National Mortgage Association, commonly referred to as Fannie Mae, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

Freddie Mac:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

Freddie Mac Guide:  The Freddie Mac Single Family Seller/Servicer Guide and all amendments or additions thereto.

GAAP:  Generally accepted accounting procedures, consistently applied.

Gross Margin:  With respect to each ARM Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note and Mortgage which is added to the Index in order to determine on each Adjustment Date the related Mortgage Interest Rate.

HUD:  The United States Department of Housing and Urban Development or any successor.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Index:  With respect to each ARM Mortgage Loan, the index as provided in the related Mortgage Note.

Initial Rate Cap:  As to each ARM Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Adjustment Date as provided in the related Mortgage Note.

Investor:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the investor pursuant to the MERS Procedures Manual.

Lifetime Rate Cap:  As to each ARM Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, to (i) the Appraised Value of the Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the Mortgaged Property at origination or the purchase price of the Mortgaged Property with respect to all other Mortgage Loans.

Master Servicer:  Any master servicer appointed by the Purchaser in its sole discretion in accordance with Section 11.02(a) hereof.

MERS:  MERSCORP, Inc., its successors and assigns.

MERS Designated Mortgage Loan:  Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedure Manual and (b) the Seller has designated or will designate the Custodian as the Investor on the MERS® System.

MERS Procedure Manual:  The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS® System:  MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

Monthly Advance:  The aggregate of the advances made by the Seller on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

Mortgage:  With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.  With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

Mortgage File:  The mortgage documents pertaining to a particular Mortgage Loan which are specified in Exhibit A hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as required by Section 4.11.

Mortgage Interest Rate:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed with respect to each ARM Mortgage Loan by the Initial Rate Cap, the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan:  An individual Mortgage Loan assigned and transferred pursuant to this Agreement and the related Term Sheet, and identified on the applicable Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents listed in numbers 1 through 9, 16 and 24 on Exhibit A.

Mortgage Loan Package:  Each pool of Mortgage Loans sold to the Purchaser by the Seller on a Closing Date and transferred pursuant to an Assignment and Conveyance.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  With respect to each Mortgage Loan Package, a schedule of Mortgage Loans annexed to the related Assignment and Conveyance, such schedule setting forth the following information with respect to each Mortgage Loan:

(1)

the Seller’s Mortgage Loan identifying number;

(2)

the Mortgagor’s name;

(3)

the street address of the Mortgaged Property including the city, state and zip code;

(4)

a code indicating whether the Mortgaged Property is owner-occupied; a second home or an investor property;

(5)

the type of residential property constituting the Mortgaged Property;

(6)

the number of units for all Mortgaged Properties;

(7)

the original months to maturity and the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(8)

the Loan-to-Value Ratio at origination;

(9)

the appraised value and purchase price, if applicable, of the Mortgaged Property;

(10)

the Mortgage Interest Rate at the time of origination;

(11)

the Mortgage Interest Rate as of the related Cut-off Date;

(12)

the origination date of the Mortgage Loan;

(13)

the stated maturity date;

(14)

the amount of Monthly Payment at the time of origination;

(15)

the next due date of the Mortgage Loan;

(16)

the amount of the Monthly Payment as of the related Cut-off Date;

(17)

the Index and payment and interest rate adjustment frequencies;

(18)

the initial Adjustment Date;

(19)

the next Adjustment Date;

(20)

the Gross Margin;

(21)

the minimum Mortgage Interest Rate under the terms of the Mortgage Note;

(22)

the maximum Mortgage Interest Rate under the terms of the Mortgage Note;

(23)

the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date;

(24)

the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates;

(25)

the original principal amount of the Mortgage Loan;

(26)

the principal balance of the Mortgage Loan as of the opening of business on the related Cut-off Date, after deduction of payments of principal due on or before the related Cut-off Date whether or not collected;

(27)

a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

(28)

a code indicating the documentation style (i.e.  full, alternative or reduced);

(29)

the credit risk score (FICO);

(30)

the monthly Servicing Fee, if provided;

(31)

MIN #, if applicable;

(32)

the number of times during the twelve (12) month period preceding the related Cut-off Date that any Monthly Payment has been received more than thirty (30) days after its Due Date;

(33)

the date on which the first payment is or was due; and

(34)

a code indicating whether or not the Mortgage Loan is the subject of Primary Mortgage Insurance and, if so, the name of the primary mortgage insurer and the coverage percentage.

With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:

(1)

the number of Mortgage Loans;

(2)

the current aggregate outstanding principal balance of the Mortgage Loans;

(3)

the weighted average Mortgage Interest Rate of the Mortgage Loans; and

(4)

the weighted average months to maturity of the Mortgage Loans;

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  With respect to a Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage.  With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

Mortgagor:  The obligor on a Mortgage Note.

Negative Amortization:  A gradual increase in the mortgage debt that occurs when the monthly fixed installment is not sufficient for full application to both principal and interest.  The interest shortage is added to the unpaid principal balance to create “negative” amortization.

OCC:  Office of the Comptroller of the Currency, its successors and assigns.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written Opinion of Counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided, that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an Opinion of Counsel who (i) is in fact independent of the Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.  The cost of the preparation and delivery of any such opinion requested by the Trustee shall be an expense of the Trust Fund unless Purchaser decides, in its own discretion, to bear such expense for the Trust Fund, in which case any such cost will be borne by Purchaser.

Originator:  With respect to any Mortgage Loan, the entity(ies) that (i) took the Mortgagor’s loan application (ii) processed the Mortgagor’s loan application, or (iii) closed and/or funded the Mortgagor’s Mortgage Loan.

OTS:  Office of Thrift Supervision, its successors and assigns.

Payment Adjustment Date:  As to each ARM Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

Periodic Rate Cap:  As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate, on any Adjustment Date as provided in the related Mortgage Note.

Person:  Any individual, corporation, limited liability corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan during such Principal Prepayment Period, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding the Due Date, inclusive.

Primary Mortgage Insurance Policy:  Each primary policy of mortgage insurance represented to be in effect pursuant to the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Seller pursuant to Section 4.08 in each case, in a form acceptable to Fannie Mae or Freddie Mac and issued by a Qualified Insurer.

Prime Rate:  The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan full or partial which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date, the calendar month immediately preceding the month in which the related Remittance Date occurs.

Prior Servicer:  Any Person that was a servicer of any Mortgage Loan before Seller became the Servicer of the Mortgage Loan, if applicable.

Product Guidelines:  The product guidelines of the Seller, substantially in the form annexed hereto as Exhibit K, as updated from time to time.

Purchase Price:  As defined in Section 2.02.

Purchaser:  J.P. Morgan Mortgage Acquisition Corp., its successors in interest and assigns.

Qualified Appraiser:  An appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and Freddie Mac.

Rating Agencies:  Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

Refinanced Mortgage Loan:  A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

Regulation X:  HUD regulations implementing RESPA.

REMIC:  A “real estate mortgage investment conduit,” as such term is defined in the Internal Revenue Code of 1986, as amended.

Remittance Date:  The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

REO Disposition:  The final sale by the Seller of any REO Property.

REO Disposition Proceeds:  Amounts received by the Seller in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Seller on behalf of the Purchaser as described in Section 4.13.

Repurchase Price:  With respect to any Mortgage Loan, an amount equal to (A) the Stated Principal Balance of such Mortgage Loan as of the date of repurchase plus (B) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from and including the last Due Date through which interest has been paid on behalf of the Mortgagor or advanced by the Servicer to the day prior to such date of repurchase, less amounts received in respect of such repurchased Mortgage Loan for distribution in connection with such Mortgage Loan, plus amounts advanced, if any, by any servicer,; provided, however, that if at the time of repurchase the Servicer is not the Seller or an affiliate of the Seller, the amount described in clause (B) shall be computed at the sum of (i) the Mortgage Loan Remittance Rate and (ii) the Servicing Fee Rate.

RESPA:  Real Estate Settlement Procedures Act, as amended.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Sarbanes Certifying Party:  A Person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with a Securitization or other securitization transaction.

Securitization:  The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related securities.

Seller’s Officer’s Certificate:  A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Seller stating the date by which Seller expects to receive any missing documents sent for recording from the applicable recording office.

Seller’s Underwriting Guidelines:  The Credit Policy and the Product Guidelines.

Servicer:  Chase Manhattan Mortgage Corporation, its successors and assigns.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided, further, that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller, as servicer, with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 4.05.

Servicing Fee Rate:  The Servicing Fee Rate shall be a rate per annum equal to 25 basis points (0.25%).

Servicing File:  With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or its designee and copies of the Mortgage Loan Documents listed in Exhibit A, the originals of which are delivered to the Purchaser or its designee pursuant to Section 2.04.

Servicing Officer:  Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

Servicing Rights:  Means the obligations to collect the payments for the reduction of principal and application of interest, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and otherwise administer the Mortgage Loans in accordance with Applicable Requirements, together with the right to receive the servicing fee income and any ancillary income arising from or connected to the Mortgage Loans.  Servicing Rights shall include retention of the related custodial escrow or impound accounts created and maintained by Seller with respect to the Mortgage Loans for the deposit and retention of interest and principal, taxes, assessments or grounds rents, hazard and mortgage insurance and other related escrow or custodial items.

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subservicer:  Any subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement.  Any subservicer shall meet the qualifications set forth in Section 4.01.

Subservicing Agreement:  An agreement between the Seller and a Subservicer for the servicing of the Mortgage Loans.

Term Sheet:  An agreement substantially in the form of Exhibit E hereto executed by the Seller and the Purchaser prior to the related Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

Trust:  Any trust identified by Purchaser into which Mortgage Loans have been placed as part of a reconstitution.

Trust Agreement:  The agreement pursuant to which the Trust is created.

Trustee:  Any trustee identified by Purchaser in connection with any Trust.

Trust Fund:  Any trust fund identified by the Trustee with respect to a Trust.

ARTICLE II

SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01.

Agreement to Purchase.

The Seller, on each related Closing Date, agrees to sell and the Purchaser agrees to purchase the Mortgage Loans in the related Mortgage Loan Package, exclusive of the servicing rights associated therewith, having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Mortgage Loan Schedule.  The Seller shall deliver the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on the related Closing Date to the Purchaser at least two (2) Business Days prior to such Closing Date.  The Seller, simultaneously with the delivery of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package to be purchased on each Closing Date, shall execute and deliver an Assignment and Conveyance in the form attached hereto as Exhibit F (the “Assignment and Conveyance”).

Section 2.02.

Purchase Price.

The Purchase Price for each Mortgage Loan in the Mortgage Loan Package shall be the percentage of par as stated in the related Term Sheet (subject to adjustment as provided therein), multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans listed on the related Mortgage Loan Schedule, after application of scheduled payments of principal due on or before the related Cut-off Date whether or not collected.  The initial principal amount of the Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date.

In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of the Mortgage Loans as of the related Cut-off Date at the weighted average Mortgage Loan Remittance Rate of the Mortgage Loans from the related Cut-off Date through the day prior to the related Closing Date, inclusive.

The Purchase Price plus accrued interest as set forth in the preceding paragraph shall be paid on the related Closing Date by wire transfer of immediately available funds.

The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans net of applicable Servicing Fees (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date).  The outstanding principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before such Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the related Cut-off Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of such Cut-off Date.  Such prepaid amounts shall be the property of the Purchaser.  The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.

If a Mortgage Loan prepays in full between the a Cut-off Date and the related Closing Date, inclusive, the Seller shall either remove such Mortgage Loan from the Mortgage Loan Schedule or if the Mortgage Loan Schedule has been finalized, reimburse the Purchaser for the premium over par which the Purchaser paid within 5 business days of request by the Purchaser; provided, however, such request shall not be later than 60 days after the related Closing Date.

If, subsequent to a Closing Date, the amount on which the Purchase Price with respect to a Mortgage Loan was based is found to be in error, or if, for any other reason, the Purchase Price or such other amounts are found to be in error, within ten (10) Business Days of the receipt of information sufficient to provide notice that payment is due the party benefiting from the error shall pay an amount sufficient to correct and reconcile the Purchase Price plus interest thereon at an agreed upon market rate or such other amounts and shall provide a reconciliation statement and such other documentation sufficient reasonably to satisfy the other party concerning the accuracy of such reconciliation.

Section 2.03.

Servicing of Mortgage Loans.

Simultaneously with the execution and delivery of this Agreement, the Seller does hereby agree to service the Mortgage Loans subject to the terms of this Agreement.  The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

Section 2.04.

Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

As of the related Closing Date, the Seller sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser has, subject to the terms of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans.  The delivery of the Mortgage Files was on the related Closing Date at the expense of the Seller.  Seller shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser.  The Servicing File shall contain all documents necessary to service the Mortgage Loans.  The possession of each Servicing File by the Seller is at the will of the Purchaser, for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only.  From the related Closing Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans.  Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.  The Seller shall release its custody of the contents of the Mortgage Files only in accordance with written instructions of the Purchaser, except when such release is required as incidental to the Seller’s servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

Section 2.05.

Books and Records.

The sale of each Mortgage Loan has been reflected on the Seller’s balance sheet and other financial statements as a sale of assets by the Seller.  The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Seller’s computer system to clearly reflect the ownership of the Mortgage Loan by the Purchaser.  In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section 4.13.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

In addition to the foregoing, Seller shall provide to any supervisory agents or examiners that regulate Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to Seller and without charge to Purchaser or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.  It is anticipated that Purchase will reimburse Seller for its out-of-pocket expenses incurred in complying with this requirement.

Section 2.06.

Transfer of Mortgage Loans.

The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Seller in accordance with this Section 2.06 and the books and records of the Seller show such person as the owner of the Mortgage Loan.  The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an Assignment and Assumption of this Agreement in substantially the form of Exhibit D hereto executed by the transferee shall have been delivered to the Seller, (ii) in no event shall there be more than three (3) Persons at any given time having the status of “Purchaser” under each of the reconstitution transactions, as more particularly described in Sections 11.01 and 12.12 hereunder, and (iii) if the Seller is to service pursuant to a reconstitution transaction, the agreement will not contain any greater obligations on the part of the Seller than are contained in this Agreement.  The Purchaser also shall advise the Seller of the transfer.  Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

Section 2.07.

Delivery of Mortgage Loan Documents.

The Seller shall deliver and release to the Purchaser or its designee, JPMorgan Chase Bank, the Mortgage Loan Documents with respect to each Mortgage Loan in the related Mortgage Loan Package.  The Mortgage Loan Documents shall be delivered by the Seller to the Purchaser or its designee, JPMorgan Chase Bank, at least five (5) Business Days prior to the related Closing Date pursuant to a bailee letter agreement.  All other documents in Exhibit A hereto, together with all other documents executed in connection with the Mortgage Loan that Seller may have in its possession, shall be retained by the Servicer in trust for the Purchaser.  If the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 180 days from the related Closing Date, deliver such original documents, including original recorded documents, to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office).  If delivery is not completed within 180 days of the related Closing Date solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, Seller shall deliver such document to Purchaser, or its designee, within such time period as specified in a Seller’s Officer’s Certificate.  In the event that documents have not been received by the date specified in the Seller’s Officer’s Certificate, a subsequent Seller’s Officer’s Certificate shall be delivered by such date specified in the prior Seller’s Officer’s Certificate, stating a revised date for receipt of documentation.  The procedure shall be repeated until the documents have been received and delivered.  The Seller shall continue to use commercially reasonable best efforts to effect delivery within 270 days of the related Closing Date.

The Seller shall pay all initial recording fees, for the Assignments of Mortgage or Form UCC-3’s for Co-op Loans and any other fees in connection with the transfer of all original documents to the Purchaser or its designee.  Seller shall prepare, in recordable form, all Assignments of Mortgage or Form UCC-3’s for Co-op Loans necessary to assign the Mortgage Loans to Purchaser, or its designee.  Seller shall be responsible for recording the Assignments of Mortgage or Form UCC-3’s for Co-op Loans.

Seller shall provide a copy of the title insurance policy to Purchaser or its designee within ninety (90) days of the receipt of the recorded documents (required for issuance of such policy) from the applicable recording office.

Any review by the Purchaser, or its designee, of the Mortgage Files shall in no way alter or reduce the Seller’s obligations hereunder.

If the Purchaser or its designee discovers any defect with respect to a Mortgage File, the Purchaser shall, or shall cause its designee to, give written specification of such defect to the Seller in the exception report or the certification delivered pursuant to this Section 2.07, and the Seller shall cure or repurchase such Mortgage Loan in accordance with Section 3.03.

The Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 in accordance with the Fannie Mae Guides; provided, however, that the Seller shall provide the Purchaser, or its designee, with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

From time to time, in order to fulfill its obligations hereunder, the Seller may have a need for Mortgage Loan Documents to be released from Purchaser, or its designee.  Purchaser shall, or shall cause its designee, upon the written request of the Seller, within ten (10) Business Days, deliver to the Seller, any requested documentation previously delivered to Purchaser as part of the Mortgage File, provided, that such documentation is promptly returned to Purchaser, or its designee, when the Seller no longer requires possession of the document, and provided, that during the time that any such documentation is held by the Seller, such possession is in trust for the benefit of Purchaser.  Seller shall indemnify Purchaser, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses (including court costs and reasonable attorney’s fees) resulting from or related to the loss, damage, or misplacement of any documentation delivered to Seller pursuant to this paragraph.

Any and all documents required to be delivered pursuant to this Section 2.07 other than those Mortgage Loan Documents required to be delivered within five (5) Business Days prior to the related Closing Date pursuant to a bailee letter agreement shall be delivered to the Custodian at the following addressee:  JPMorgan Chase Bank, 1040 Oliver Road, Monroe, LA  71201.

Section 2.08.

Quality Control Procedures.

The Seller must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions.  The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities.  The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER;

REPURCHASE; REVIEW OF MORTGAGE LOANS

Section 3.01.

Representations and Warranties of the Seller.

The Seller represents, warrants and covenants to the Purchaser that as of the related Closing Date or as of such date specifically provided herein:

(a)

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Seller by any such state, and in any event such Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(b)

The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this Agreement and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

(c)

None of the execution and delivery of this Agreement, the origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Seller’s charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject or impair the ability of the Purchaser to realize on the Mortgage Loans or impair the value of the Mortgage Loans;

(d)

Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the Purchaser or its designee, or its assignee for each Mortgage Loan, have been, on or before the related Closing Date, delivered to the Purchaser or its designee, or its assignee with the exception of documents required to be recorded and documents dependant on such recorded documents, such as title policies;

(e)

There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Seller which, either in one instance or in the aggregate, is reasonably likely to have a material adverse effect on the sale or servicing of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

(f)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, or the sale of the Mortgage Loans and delivery of the Mortgage Files to the Purchaser or the consummation of the transactions contemplated by this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

(g)

The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(h)

The origination, collection and servicing practices used by the Seller, any Originator and Prior Servicers, with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business.  With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

(i)

The Seller used no adverse selection procedures in selecting from among the outstanding first lien residential mortgage loans owned by it which were available for inclusion in the sale to Purchaser;

(j)

The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

(k)

Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae/Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans.  The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae/Freddie Mac and no event has occurred which would make Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(l)

The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement.  The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller’s creditors;

(m)

No statement, tape, diskette, form, report or other document prepared by, or on behalf of, Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

(n)

The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement; in the opinion of Seller, the consideration received by Seller upon the sale of the Mortgage Loans to Purchaser under this Agreement constitutes fair consideration for the Mortgage Loans under current market conditions.

(o)

If requested by the Purchaser, the Seller has delivered to the Purchaser financial statements as to its last two complete fiscal years.  All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto.  There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

(p)

The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

(q)

The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Section 3.02.

Representations and Warranties as to Individual Mortgage Loans.

The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the related Closing Date (unless another date is specified in the body of the representation and warranty) as follows:

(a)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

(b)

With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgage creates a valid, subsisting and enforceable first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgage may secure and create a first lien upon a leasehold estate of the Mortgagor.  With respect to a Mortgage Loan that is a Co-op Loan, the Mortgage creates a valid, subsisting and enforceable first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

(c)

All Monthly Payments received prior to the related Cut-off Date have been credited as of the related Closing Date and the Mortgage Loan has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(d)

There are no defaults by Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(e)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

(f)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated or as of the related Closing Date;

(g)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of this Agreement.  All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as mortgagee loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.  The hazard insurance policy is the valid and binding obligation of the Insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  The Seller has not engaged in, and has no knowledge of the Mortgagor’s or any Originator’s or Prior Servicer’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

(h)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, RESPA, consumer credit protection, predatory, equal credit opportunity, fair lending or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects; the Seller has maintained, and as servicer shall continue to maintain, evidence of such compliance as required by applicable law or regulation and shall make such evidence available for inspection at Seller’s office during normal business hours upon reasonable advance notice;

(i)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.  The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

(j)

The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, on all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to in either the Originator’s title insurance policy (to the extent short form policies are not utilized) and in the appraisal made for the Originator of the Mortgage Loan, or (B) which do not adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser.

(k)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties.  No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of Seller’s knowledge, on the part of any other party involved in the origination of the Mortgage Loan.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(l)

Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Seller is the sole owner of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note, and the Seller (or the Seller’s designee, Mortgage Electronic Registration System, Inc. (“MERS”), is the holder of the Mortgage, and Seller or the Seller’s designee MERS is the holder of record of the Mortgage, except for the Assignments of Mortgage which have not yet been sent for recording or recorded, and upon recordation (but prior to the recordation of the Assignment of Mortgage to Purchaser) the Seller (or its designee, MERS) will be the holder of record of each Mortgage and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser’s designee, in trust, only for the purpose of servicing and supervising the servicing of each Mortgage Loan.  Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment (other than the assignments by Seller of record title to, but not of any beneficial interest in the Mortgage to Seller’s designee, MERS, if applicable), sale or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement.  After a Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement, or as otherwise agreed to by the Seller and the Purchaser.  On or prior to the related Closing Date, the Seller will cause the MERS System to name the Purchaser as the Investor on the MERS System;

(m)

Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to ARM Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate or Monthly Payment.  Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser and/or the assignment to the Purchaser of the Seller’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(n)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(o)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(p)

All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances;

(q)

The Mortgage Loan was originated by or for the Seller.  The Mortgage Loan complies with all the terms, conditions and requirements of the Seller’s Underwriting Guidelines in effect at the time of origination of such Mortgage Loan.  Copies of the Seller’s Underwriting Guidelines for the mortgage products, which correspond to the mortgage loans to be purchased by the Purchaser, have been provided to Purchaser.  The Mortgage Notes and Mortgages (exclusive of any riders) are on forms acceptable to Fannie Mae or Freddie Mac.  Seller is currently selling loans to Fannie Mae and/or Freddie Mac which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders).  Monthly Payments under the Mortgage Note are due and payable on the first day of each month.  The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder.  At the time the Mortgage Loan was originated, the Originator was either a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority, or is appropriately licensed in the applicable jurisdiction for the origination activities performed.

(r)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, there has not been, and there currently is, no proceeding pending, or to the actual knowledge of Seller threatened, for the total or partial condemnation of the Mortgaged Property.  To the best of Seller’s knowledge, there are no such proceedings scheduled to commence at a future date;

(s)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(t)

If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;

(u)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.  The appraisal is in a form acceptable to Fannie Mae or Freddie Mac and was made by a Qualified Appraiser;

(v)

All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

(w)

The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

(x)

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

(y)

The Mortgage Loan does not contain “graduated payment”, “contingent interest” or “shared appreciation” features; to the extent any Mortgage Loan contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such Mortgage Loan otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans;

(z)

The Mortgagor was not in bankruptcy on the date of origination of the Mortgage Loan and, to the best of the Seller’s knowledge, as of the Cut-off Date, the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

(aa)

Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan.  The Mortgage Loans have an original term to maturity of not more than thirty (30) years from the commencement of amortization, with interest payable in arrears on the first day of each month.  As to each ARM Mortgage Loan, on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125%; provided, however, that the Mortgage Interest Rate will not increase or decrease by more than the Initial Rate Cap on the first Adjustment Date or the Periodic Rate Cap on any subsequent Adjustment Date, and will in no event exceed the Lifetime Rate Cap.  Each Mortgage Note requires a monthly payment which is sufficient during the period prior to the first adjustment to the Mortgage Interest Rate, to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate, and (ii) during the period following each Adjustment Date, to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate.  No Mortgage Loan contains terms or provisions which would result in Negative Amortization.  No Mortgage Loan is a Convertible Mortgage Loan.

(bb)

In the event the Mortgage Loan had an LTV greater than 80.0% at origination, (i) the excess of the principal balance of the Mortgage Loan over 75.0% of the Appraised Value of the Mortgaged Property with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property with respect to a purchase money Mortgage Loan, was insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer; except that where either (i) or (ii) was impermissible at origination under applicable law, such Mortgage Loan was originated in compliance with applicable law.  Unless the Primary Mortgage Insurance Policy for a Mortgage Loan was either cancelled upon borrower request or terminated, in either case in accordance with applicable law or the requirements of Fannie Mae, all provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  No Mortgage Loan requires payment of such premiums, in whole or in part by the Purchaser.  No action, inaction, or event has occurred and no state of facts exists that has or will result in the exclusion from, denial of, or defense to coverage.  Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith.  The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium.  As of the date of origination, no Mortgage Loan had an LTV greater than 95%.

(cc)

The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(dd)

As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, provided, however, that no residence or dwelling is a mobile home.  As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes (as per the Fannie Mae Guides), and since the date of origination, to the best of the Seller’s knowledge, no portion of the Mortgaged Property was used for commercial purposes (as per the Fannie Mae Guides);

(ee)

With respect to each ARM Mortgage Loan, all Mortgage Interest Rate adjustments have been made in compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited;

(ff)

As of the date of origination of the Mortgage Loan, the Mortgage Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(gg)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative, or planned unit development project meets Seller’s eligibility requirements as set forth in Seller’s Underwriting Guidelines;

(hh)

To the best of Seller’s knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of Seller’s knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property, and Seller has not received notice of any such violation; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(ii)

The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

(jj)

No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

(kk)

No action has been taken or failed to be taken by Seller, on or prior to the related Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

(ll)

Each Mortgage Loan has been serviced in all material respects in compliance with Applicable Requirements;

(mm)

With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interests in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority equal to or over the Seller’s security interest in such cooperative shares;

(nn)

With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

(oo)

With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a “cooperative housing corporation” within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

(pp)

With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

(qq)

[Reserved];

(rr)

With respect to any ground lease to which a Mortgaged Property may be subject:  (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease:  (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the related Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

(ss)

Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the Purchaser or its designee, or its assignee for each Mortgage Loan, have been, on or before the related Closing Date, delivered to the Purchaser or its designee, or its assignee;

(tt)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments, ground rents relating to the Mortgage Loans have been paid by Seller to the extent such items are required to be paid by Seller pursuant to Applicable Requirements and as herein provided;

(uu)

Each Mortgage Loan shall have a tax service contract and flood insurance monitoring contract which shall have a term of the life of the Mortgage Loan;

(vv)

The Pool Statistics for the Mortgage Loans are annexed as an Exhibit to the related Term Sheet, which statistics are accurate as of the related Cut-off Date;

(ww)

None of the Mortgage Loans are classified as “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or similar state or local law governing high cost or predatory loans;

(xx)

No proceeds of any Mortgage Loan were used to finance single-premium credit insurance policies;

(yy)

No Mortgage Loan will impose a prepayment penalty for a term in excess of five (5) years; and

(zz)

The Seller has taken steps to cause to be reported, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Section 3.03.

Repurchase; Substitution.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans, delivery of the Mortgage Loan Documents to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage (except with respect to each MERS Designated Mortgage Loan) or the examination, or lack of examination, of any Mortgage File.  Upon notice to either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan or all of the Mortgage Loans, the party discovering such breach shall give prompt written notice to the other.  The Seller shall have a period of one hundred twenty (120) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach.  The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such one hundred twenty (120) day period, the Seller shall, at the Purchaser’s option and not later than one hundred fifty (150) days of its receipt of notice of such breach, repurchase such Mortgage Loan at the Repurchase Price or, with the Purchaser’s prior consent, which consent shall not be unreasonably withheld, substitute a Mortgage Loan as provided below.  In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within one hundred twenty (120) days of the earlier of notice to the Seller of such breach, all Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price.  Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution.  Notwithstanding the availability of funds in the Custodial Account, Seller shall issue the full Repurchase Price to the Purchaser.

If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03, the Seller may, with the Purchaser’s prior consent, which consent shall not be unreasonably withheld, within one hundred twenty (120) days from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan.  Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1) year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution, and (g) not have been more than thirty (30) days delinquent since its origination date.

The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor.  Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan.  In the event of such a substitution, accrued interest on the substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Purchaser and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller.  The principal payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the principal payment on the Mortgage Loan for which the substitution is made due on such date shall be the property of the Purchaser.

It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to Section 8.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.  If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser’s reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 8.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all remedies available in this Agreement as a result thereof.  No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 10.01 and 11.01.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may elect not to require repurchase or permit substitution pursuant to SubSection 3.03 after the applicable REMIC’s “start up day” (as defined in Section 860G(a) (9) of the Code), unless the Seller has obtained an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on “prohibited transactions” of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01.

Seller to Act as Servicer.

The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Applicable Requirements, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement and with Applicable Requirements and exercise the same care that it customarily employs for its own account.  Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in strict compliance with the servicing provisions of the Fannie Mae Guides, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities.  In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Seller.

Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap or the Gross Margin, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification which has been agreed to in writing by the Purchaser and which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05.  Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date.  Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

In servicing and administering the Mortgage Loans, the Seller shall employ Applicable Requirements, giving due consideration to the Purchaser’s reliance on the Seller.  Unless a different time period is stated in this Agreement, Purchaser shall be deemed to have given consent in connection with a particular matter if Purchaser does not affirmatively grant or deny consent within five (5) Business Days from the date Purchaser receives a second written request for consent for such matter from Seller as servicer.

The Mortgage Loans may be subserviced by the Subservicer on behalf of the Seller provided, that the Subservicer is an entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business, and licensed to service mortgage loans, in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac.  In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation and its licenses to service mortgage loans, in each jurisdiction in which such qualifications and/or licenses are or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement.  The Seller may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Seller of the Subservicer shall not release the Seller from any of its obligations hereunder and the Seller shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Seller.  The Seller shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer’s fee shall not exceed the Servicing Fee.  Seller shall notify Purchaser promptly in writing upon the appointment of any Subservicer.

At the cost and expense of the Seller, without any right of reimbursement from the Custodial Account, the Seller shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Seller, at the Seller’s option, from electing to service the related Mortgage Loans itself.  In the event that the Seller’s responsibilities and duties under this Agreement are terminated pursuant to Section 4.13, 8.04, 9.01, 10.01 or 10.02 and if requested to do so by the Purchaser, the Seller shall at its own cost and expense terminate the rights and responsibilities of the Subservicer effective as of the date of termination of the Seller.  The Seller shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Seller’s own funds without reimbursement from the Purchaser.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Seller and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Seller shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans.  The Seller shall be entitled to enter into an agreement with the Subservicer for indemnification of the Seller by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  The Seller will indemnify and hold Purchaser harmless from any loss, liability or expense arising out of its use of a Subservicer to perform any of its servicing duties, responsibilities and obligations hereunder.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Seller alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer’s fees and expenses.  For purposes of distributions and advances by the Seller pursuant to this Agreement, the Seller shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

Section 4.02.

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Applicable Requirements, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.03.

Realization Upon Defaulted Mortgage Loans.

The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, consistent with Applicable Requirements, any Primary Mortgage Insurance Policies and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01.  Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments.  The Seller shall use commercially reasonable best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  Seller shall obtain prior approval of Purchaser as to restoration expenses in excess of ten thousand dollars ($10,000).  The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings and prior to the acceptance or rejection of any offer of reinstatement.  The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.  Notwithstanding anything to the contrary contained herein, with respect to any Mortgage Loan as to which the Purchaser has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Purchaser may instruct Seller not to take title or possession of the Mortgaged Property or any other action reasonable under the circumstances.  In the event that Seller as servicer receives notice that the Mortgaged Property is contaminated by any toxic or hazardous substance, Seller shall so notify Purchaser.

In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by Seller, with the consent of Purchaser as required pursuant to this Agreement, within two (2) years after becoming an REO Property, unless Seller provides to the trustee under such REMIC an Opinion of Counsel to the effect that the holding of such REO Property subsequent to two (2) years after its becoming REO Property, will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding.  Seller shall manage, conserve, protect and operate each such REO Property for the certificate holders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860F(a)(2)(E) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC provisions of the Code.  Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located.  Additionally, Seller shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code, if required by the REMIC.

The Purchaser shall have the right, but not the obligation, to terminate the servicing of any Mortgage Loan, without the payment of a termination fee, as more particularly described in Section 10.02, once such Mortgage Loan becomes ninety (90) days or more delinquent.

Section 4.04.

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts.  The Custodial Account shall be an Eligible Account.  Funds deposited in the Custodial Account may be drawn on in accordance with Section 4.05.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto.  The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon the request of any subsequent purchaser.

The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the related Cut-off Date, or received by it prior to the related Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before such Cut-off Date:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

(v)

 all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Applicable Requirements;

(vi)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Applicable Requirements;

(vii)

any Monthly Advances;

(viii)

all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03;

(ix)

 any amounts required to be deposited by the Seller pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller’s own funds, without reimbursement therefor;

(x)

any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 4.13 5.03 or 6.02; and

(xi)

any Prepayment Interest Shortfall Amount.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Seller in the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(v).  The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds.

Section 4.05.

Permitted Withdrawals From the Custodial Account.

The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)

to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for Monthly Advances, the Seller’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Seller’s right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Seller’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Seller’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds in accordance with the relevant provisions of the Fannie Mae Guides or as otherwise set forth in this Agreement, it being understood that for those Mortgage Loans in foreclosure, the Purchaser shall reimburse the Seller for Servicing Advances and Servicing Fees through the completion of foreclosure and disposition of the REO Property; such reimbursement shall be monthly after completion of foreclosure or deed-in-lieu proceedings;

(iv)

to reimburse itself for unreimbursed Servicing Advances and Monthly Advances, to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (ii) or (iii) above, provided, that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller pursuant to Section 3.03;

(v)

to pay to itself as part of its servicing compensation:  (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

(vi)

to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related repurchase price is determined,

(vii)

to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

(viii)

to remove funds inadvertently placed in the Custodial Account by the Seller; and

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06.

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts.  The Escrow Account shall be an Eligible Account.  Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.07.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C.  The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon request to any subsequent purchaser.

The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

(ii)

all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii)

all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07.  The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes without reimbursement.

Section 4.07.

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by Seller only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items;

(ii)

to reimburse Seller for any Servicing Advance made by Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

(iii)

to refund to the Mortgagor any funds as may be determined to be overages;

(iv)

for transfer to the Custodial Account in accordance with the terms of this Agreement;

(v)

for application to restoration or repair of the Mortgaged Property;

(vi)

to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

 to clear and terminate the Escrow Account on the termination of this Agreement.  As part of its servicing duties, the Seller shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor; and

(viii)

to the extent permitted by this Agreement, to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06.

Section 4.08.

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law.  To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due.  The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Seller will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the loan-to-value ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%; provided, however, that for purposes hereof, the Loan-to-Value Ratio shall be determined in accordance with applicable law if such determination is different from the definition of Loan-to-Value Ratio provided in this Agreement.  The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer.  The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09.

Transfer of Accounts.

The Seller may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time.  Such transfer shall be made only upon obtaining the prior written consent of the Purchaser, which consent will not be unreasonably withheld.

Section 4.10.

Maintenance of Hazard Insurance.

The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae and Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.  If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae and/or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor’s behalf.  The Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Applicable Requirements, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.  It is understood and agreed that no other additional insurance need be required by the Seller or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller.  The Seller shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

Section 4.11.

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Seller shall obtain and maintain a blanket policy issued by an insurer acceptable to Fannie Mae and/or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause and seller shall not be entitled to reimbursement thereafter.  In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days’ prior written notice to the Purchaser.

Section 4.12.

Fidelity Bond, Errors and Omissions Insurance.

The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Seller against losses, including those arising out of forgery, theft, embezzlement and fraud of such Persons.  The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such Persons.  Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the amounts deemed acceptable to Fannie Mae or Freddie Mac.  The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days’ prior written notice to the Purchaser.  The Seller shall notify the Purchaser within five (5) Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.  The Purchaser (or any party having the status of Purchaser hereunder) and any subsidiary thereof and their successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.  Upon request by Purchaser, Seller shall provide Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

Section 4.13.

Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

The Seller shall notify the Purchaser in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition, together with a copy of the drive by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO property in accordance with Applicable Requirements.  Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

The fee for such administrative services shall be $1,500 to be paid upon liquidation of the REO Property.  No Servicing Fee shall be assessed on any REO Property from and after the date on which it becomes an REO Property.

The Seller shall, either itself or through an agent selected by the Seller, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances.  The Seller shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser.

The Seller shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a longer period than one (1) year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property.  No REO Property shall be marketed for less than the Appraised Value, without the prior consent of Purchaser.  No REO Property shall be sold for less than ninety-five percent (95%) of its Appraised Value, without the prior consent of Purchaser.  If as of the date title to any REO Property was acquired by or on behalf of the Purchaser there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances.  All requests for reimbursement of Servicing Advances shall be in accordance with the Fannie Mae Guides.  The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser.  Seller shall provide monthly reports to Purchaser in reference to the status of the marketing of the REO Properties.

Notwithstanding anything to the contrary contained herein, the Purchaser may, at the Purchaser’s sole option, terminate the Seller as servicer of any such REO Property without payment of any termination fee with respect thereto, provided that the Seller shall on the date said termination takes effect be reimbursed by withdrawal from the Custodial Account for any unreimbursed advances of the Seller’s funds made pursuant to Section 5.03 and any unreimbursed Servicing Advances in each case relating to the Mortgage Loan underlying such REO Property notwithstanding anything to the contrary set forth in Section 4.05.  In the event of any such termination, the provisions of Section 11.01 hereof shall apply to said termination and the transfer of servicing responsibilities with respect to such REO Property to the Purchaser or its designee.

Section 4.14.

Notification of Maturity Date.

With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

Section 4.15.

Notification of Adjustments.

With respect to each ARM Mortgage Loan, Seller shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided, that such selection does not conflict with the terms of the related Mortgage Note.  Seller shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  Seller shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by Seller or the Purchaser that Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Seller shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

ARTICLE V

PAYMENTS TO THE PURCHASER

Section 5.01.

Distributions.

On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) any Prepayment Interest Shortfall Amount, provided, that the Servicer’s obligation as to payment of such amount shall be limited to the Servicing Fee earned during the month of the distribution less (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the related Cut-off Date through the preceding Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to the period prior to such Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) above.

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus one (1) percentage point, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Seller out of Seller’s funds, of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

The wiring instructions for remittances for the Purchaser are as follows:

WELLS FARGO BANK, NA

ABA# 121000248

FOR CREDIT TO:  SAS CLEARING

ACCT:  3970771416

FFC TO:  JPMMAC Warehouse Collection Acct# 18115300

Contacts:

Mike Watchke (410) 884-2302

Tracy Sitorius (410) 884-2254

Address:

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road

Columbia, Maryland  21045-1951

The names, addresses and phone numbers of two (2) employees of Purchaser, two (2) of whom Servicer could contact to confirm receipt of the first remittance are:

Jonathan Davis J.P. Morgan Mortgage Acquisition Corp. 270 Park Avenue, 6th Fl, MBS Trading New York, NY 10017 212-834-3850	Sandra Penichet J.P. Morgan Mortgage Acquisition Corp. 270 Park Avenue, 6th Fl, MBS Trading New York, NY 10017 212-834-7588

Section 5.02.

Statements to the Purchaser.

The Seller shall furnish to Purchaser an individual loan accounting report, as of the close of business on the last Business Day of each month, in the Seller’s assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis.  With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the fifth (5th) Business Day of the month of the corresponding Remittance Date on a disk or tape or other computer-readable format in such format as may be mutually agreed upon by both Purchaser and Seller, and no later than the seventh (7th) Business Day of the month of the corresponding Remittance Date in hard copy, which report, in hard copy, shall contain the following:

(i)

With respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any prepayment penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 4.04);

(ii)

with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(iii)

the amount of servicing compensation received by the Seller during the prior distribution period;

(iv)

the aggregate Stated Principal Balance of the Mortgage Loans;

(v)

the aggregate of any expenses or nonrecoverable Servicing Advances and/or Monthly Advances reimbursed to the Seller as servicer during the prior distribution period pursuant to Section 4.05; and

(vi)

The number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

The Seller shall also provide a trial balance, sorted in Purchaser’s assigned loan number order with each such Report.

The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Seller shall provide Purchaser with such information concerning the Mortgage Loans as is necessary for Purchaser to prepare its federal income tax return as Purchaser may reasonably request from time to time.

In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Section 5.03.

Monthly Advances by the Seller.

Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 4.01, of principal (due after the related Cut-off Date) and interest not allocable to the period prior to the related Cut-off Date, at the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

The Seller’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the date on which the Mortgaged Property is liquidated (including Insurance Proceeds, REO Disposition Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan, unless the Seller deems such advance to be nonrecoverable.  In such event, the Seller shall deliver to the Purchaser an Officer’s Certificate of the Seller to the effect that an officer of the Seller has reviewed the related Mortgage File and has made the reasonable determination that any additional advances are nonrecoverable.

Section 5.04.

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.  The Seller shall also provide reports on the status of REO Property containing such information as Purchaser may reasonably require.

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01.

Assumption Agreements.

The Seller will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  If the Seller reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Seller, with the approval of the Purchaser (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 6.01, the Seller, with the prior consent of the Purchaser and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.  Purchaser shall be deemed to have consented to any assumption for which Purchaser was given notification and requested to consent, but for which neither a consent nor an objection was given by Purchaser within two (2) Business Days of such notification.

In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap, the Gross Margin and the amount of the Monthly Payment and the maturity date may not be changed.  If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.  The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 6.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02.

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited and shall request delivery to it of the portion of the Mortgage File held by the Purchaser.  The Purchaser shall no later than five (5) Business Days after receipt of such certification and request, release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and deliver to the Purchaser and execute the requisite satisfaction or release.  No later than three Business Days following its receipt of such satisfaction or release, the Purchaser shall deliver, or cause to be delivered, to the Seller the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit within two (2) Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Seller shall maintain the Fidelity Bond and errors and omissions insurance insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser or its designee shall, upon request of the Seller and delivery to the Purchaser or its designee of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser or its designee to the Seller.  Such servicing receipt shall obligate the Seller to return the related Mortgage Loan Documents to the Purchaser or its designee when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

Section 6.03.

Servicing Compensation.

As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account (to the extent of interest payments collected on the Mortgage Loans) or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller’s Servicing Fee, subject to payment of compensating interest on Principal Prepayments as capped by the Servicing Fee pursuant to Section 5.01(iii).  Additional servicing compensation in the form of income and other benefits derived from escrow and custodial accounts assumption fees, as provided in Section 6.01, late payment charges and other similar ancillary fees or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account.  The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 6.04.

Annual Statement as to Compliance.

(a)

The Seller will deliver to the Purchaser not later than the Business Day prior to March 31 of each calendar year and will use its best effort to deliver to the Purchaser on or before the earlier of (a) March 15 of each calendar year, commencing calendar year 2004 or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, fifteen (15) calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), an Officers’ Certificate stating, as to each signatory thereof, that a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.  Copies of such statement shall be provided by the Seller to the Purchaser upon request.

(b)

The Seller will deliver to the Purchaser, with respect to any Mortgage Loans that are subject to a Securitization or other securitization transaction, not later than the Business Day prior to March 31 of each calendar year and will use its best effort to deliver to the Purchaser on or before the earlier of (a) March 15 of each calendar year, commencing calendar year 2004 or (b) with respect to any calendar year during which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission, 15 calendar days before the date on which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), an officer of the Servicer shall execute and deliver an Officer’s Certificate in the form attached hereto as Exhibit L to the person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with such a Securitization or other securitization transaction for the benefit of such person and its officers, directors and affiliates.

(c)

The Servicer shall indemnify and hold harmless the Master Servicer and the Sarbanes Certifying Party (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer of its obligations under Section 6.04, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under Section 6.04 or Section 6.05, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

(d)

It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of Section 6.04 and Section 6.05, and shall be entitled independently to enforce the provisions of Section 6.04 and Section 6.05 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

Section 6.05.

Annual Independent Certified Public; Accountants’ Servicing Report.

The Seller will deliver to the Purchaser, not later than the Business Day prior to March 31 of each calendar year and will use its best effort to deliver by March 15 of each year, at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller’s servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the uniform single attestation program for mortgage bankers, such firm is of the opinion that the Seller’s servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  Copies of such statement shall be provided by the Seller to the Purchaser.  In addition, on an annual basis, upon Purchaser’s request, Seller shall provide Purchaser with copies of its audited financial statements upon execution by Purchaser of an agreement to keep confidential the contents of such financial statements.

Section 6.06.

Purchaser’s Right to Examine Seller Records.

The Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

ARTICLE VII

SELLER SHALL PROVIDE INFORMATION AS REASONABLY REQUIRED

The Seller shall furnish to the Purchaser during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Purchaser, or otherwise in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement.  The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser audited financial statements of the Seller for the most recently completed two (2) fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by any Consolidated Statement of Operations.  If it has not already done so, upon request, the Seller shall furnish promptly to the Purchaser or a prospective purchaser copies of the statements specified above; provided, however, that prior to furnishing such statements or information to any prospective purchaser, the Seller may require such prospective purchaser to execute a confidentiality agreement in a form satisfactory to the Seller.

The Seller shall make reasonably available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller’s servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VIII

THE SELLER

Section 8.01.

Indemnification; Third Party Claims.

The Seller agrees to indemnify and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements to service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement.  The Seller shall immediately notify the Purchaser if any claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Seller shall follow any written instructions received from the Purchaser in connection with such claim.  The Purchaser shall promptly reimburse the Seller for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Seller to service and administer the Mortgages in compliance with the terms of this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the negligence, bad faith or misconduct of Seller.  The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02.

Merger or Consolidation of the Seller.

The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.  Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller whether or not related to loan servicing, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/service in good standing.

Section 8.03.

Limitation on Liability of the Seller and Others.

Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement.  The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder.  The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

Section 8.04.

Seller Not to Assign or Resign.

The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller.  Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Seller’s responsibilities and obligations hereunder in the manner provided in Section 11.01.

Section 8.05.

No Transfer of Servicing.

With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser.

Without in any way limiting the generality of this Section 8.05, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without (i) satisfying the requirements set forth herein or (ii) the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement as set forth in Section 10.02, without any payment of any penalty or damages and without any liability whatsoever to the Seller (other than with respect to accrued but unpaid Servicing Advances remaining unpaid) or any third party.

ARTICLE IX

DEFAULT

Section 9.01.

Events of Default.

In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

(i)

any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser or the date upon which such non-payment is discovered by Seller; or

(ii)

failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement, which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)

the Seller shall consent to the appointment of a conservator or receiver or liquidation in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller of or relating to all or substantially all of its property; or

(v)

the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

Seller ceases to be approved by both Fannie Mae and Freddie Mac as a mortgage loan seller and servicer for more than thirty (30) days; or

(vii)

the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(viii)

the Seller ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Seller’s ability to perform its obligations hereunder; or

(ix)

the Seller fails to meet the eligibility criteria set forth in the last sentence of Section 8.02; or

(x)

the Seller fails to duly perform, within the required time period, its obligations under Section 6.04 or Section 6.05 of the Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Loans.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 8.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same.  On or after the receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01.  Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller’s sole expense.  The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

Section 9.02.

Waiver of Defaults.

The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X

TERMINATION

Section 10.01.

Termination.

The respective obligations and responsibilities of the Seller shall terminate upon:  the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Seller and the Purchaser in writing; or (iii) termination with or without cause under the terms of this Agreement.

Section 10.02.

Termination Without Cause.

The Purchaser may, at its sole option, terminate any rights the Seller may have hereunder, without cause, upon written notice.  Any such notice of termination shall be in writing and delivered to the Seller as provided in Section 11.05 of this Agreement.  In the event of such termination, the Purchaser agrees to pay as liquidated damages, a sum equal to a percentage of the aggregate unpaid principal balance of the Mortgage Loans, as follows:  two and one half percent (2.5%) for any Mortgage Loans having Mortgaged Property in the states of New York, New Jersey or Connecticut; two percent (2.0%) for all remaining Mortgage Loans.  Notwithstanding the foregoing, there shall be no fee or liquidated damages for termination pursuant to this Section with respect to any Mortgage Loans ninety (90) days or more delinquent.

ARTICLE XI

RECONSTITUTION OF MORTGAGE LOANS

Section 11.01.

Reconstitution of Mortgage Loans.

(a)

The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans after the related Closing Date, the Purchaser may effect either:

(i)

one or more sales of the Mortgage Loans as whole loan transfers (each, a “Whole Loan Transfer”); and/or

(ii)

one or more sales of the Mortgage Loans as pass-through transfers (each, a “Pass-Through Transfer”); and/or

(iii)

one or more sales of the Mortgage Loans as agency transfers (each, an “Agency Transfer”).

(b)

With respect to each Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, as the case may be, the Seller agrees:

(i)

to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and reasonable due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

(ii)

to execute all agreements required to be executed by the Seller in connection with such Whole Loan Transfer, Agency Transfer or Pass-Through Transfer provided, that such agreements will not contain any greater obligations on the part of Seller as are contained in this Agreement and Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents;

(iii)

to deliver to the Purchaser and to any Person designated by the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure experience and any additional information reasonably requested by the Purchaser, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information, and to deliver such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller as shall be reasonably requested by the Purchaser;

(iv)

to deliver to the Purchaser, and to any Person designated by the Purchaser, such in-house opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by servicers and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers, Agency Transfers or Pass-Through Transfers; and

(v)

the third party costs incurred by Seller in connection with compliance with this Section 11.01, including but not limited to the costs of opinions of outside special counsel that may be required for a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, shall be the responsibility of the Purchaser.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01.

Successor to the Seller.

Prior to termination of Seller’s responsibilities and duties under this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02, the Purchaser shall (i) succeed to and assume all of the Seller’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement prior to the termination of Seller’s responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree.  In the event that the Seller’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Purchaser thereunder and under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Seller or this Agreement pursuant to Section 4.13, 8.04, 9.01, 10.01, or 10.02 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

The Seller shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds.  The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.  The successor shall make arrangements as it may deem appropriate to reimburse the Seller for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor’s acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

Section 12.02.

Amendment.

This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

Section 12.03.

Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller’s expense on direction of the Purchaser accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interest of the Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

Section 12.04.

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent preempted by federal law, without giving effect to choice of law principles.  The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.05.

Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Seller:

Chase Manhattan Mortgage Corporation

300 Tice Boulevard

Woodcliff Lake, NJ  07677

Attention:  Michael D. Katz

With copy to:

General Counsel

Chase Manhattan Mortgage Corporation

343 Thornall Street

Edison, NJ  08837

(ii)

if to the Purchaser:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue

6th Floor

New York, New York  10017

Attention:  Jonathan Davis

Telephone:  212-834-3850

Facsimile:  212-834-6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York  10017

Attention:  General Counsel’s Office

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt)

Section 12.06.

Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 12.07.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 12.08.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to “Articles”, “Sections”, Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vi)

the term “include” or “including” shall mean without limitation by reason of enumeration; and

(vii)

headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 12.09.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 12.10.

Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided, that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided, further, that such information is identified as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority with supervisory power over Purchaser, provided, such information is identified as confidential non-public information.

Until the date that the Purchaser is the owner of the Mortgage Loans, the Purchaser agrees that it will keep confidential any nonpublic personal information which it receives from Seller in connection with its due diligence of the Mortgage Loans, except as required to perform its obligations in accordance with this Terms Letter.  For purposes of this provision, the term “nonpublic personal information” shall have the meanings set forth in § 509 of the Gramm-Leach-Bliley Act (P.L. 106-102) (15 U.S.C. § 6809) and implementing regulations thereof.

Section 12.11.

Recordation of Assignments of Mortgage.

Each of the Assignments of Mortgage shall be recorded in the appropriate public offices for real property records in the counties or other comparable jurisdictions in which the Mortgaged Property is situated, and in any other applicable appropriate public recording office, such recordation to be effected at the Seller’s expense.

Section 12.12.

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Seller hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit D hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  In no event shall Purchaser sell a partial interest in any Mortgage Loan without the written consent of Seller, which consent shall not be unreasonably denied.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.  However, in no event shall there be more than three (3) Persons under the three Reconstitution Agreements (i.e., Pass-Through Transfer, Whole Loan Transfer and Agency Transfer) at any given time having the status of “Purchaser” under such agreements.

Section 12.13.

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

Section 12.14.

Execution:  Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

Section 12.15.

Entire Agreement.

The Seller acknowledges that no representations, agreements or promises were made to the Seller by the Purchaser or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties.  In the event of any inconsistency between the related Term Sheet and this Agreement, this Agreement shall control.

Section 12.16.

No Solicitation.

From and after the related Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided, that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.16.  This Section 12.16 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services.  In addition, Seller shall use its commercially reasonable best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of Seller and who Seller knows will solicit the Mortgagor for refinance.

Section 12.17.

Closing.

The closing for the purchase and sale of the Mortgage Loans in each Mortgage Loan Package shall take place on the related Closing Date.  The closing shall be either:  by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

(a)

at least two (2) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

(b)

all of the representations and warranties of the Seller under this Agreement shall be materially true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

(c)

the Purchaser shall have received, or the Purchaser’s attorneys shall have received in escrow, all closing documents more particularly described in the related Term Sheet, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

(d)

the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the related Closing Date all documents required pursuant to the terms of this Agreement; and

(e)

all other terms and conditions of this Agreement and the related Term Sheet shall have been materially complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

Section 12.18.

Costs.

The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.  The Seller shall pay for the physical delivery of the Mortgage Loan Documents to a location designated by the Purchaser, and all the costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations, if required.

Section 12.19.

Closing Documents.

On the initial Closing Date, the Seller and the Servicer shall deliver to the Purchaser in escrow fully executed originals of:

(a)

this Agreement, including all exhibits;

(b)

an Officer’s Certificate, in the form of Exhibit I hereto, for the Seller and for the Servicer including all attachments thereto;

(c)

an opinion of in-house counsel for the Seller substantially in the form attached hereto as Exhibit J;

(d)

an Escrow Account Certification in the form annexed hereto as Exhibit C;

(e)

a Custodial Account Certification in the form annexed hereto as Exhibit B;

The Closing Documents to be delivered by the Seller and the Servicer on each Closing Date shall consist of fully executed originals of the following documents:

(a)

an Assignment and Conveyance in the form of Exhibit F hereto, including all exhibits thereto;

(b)

a fully executed Term Sheet;

(c)

the related Mortgage Loan Schedule, with one copy to be attached to the related Assignment and Conveyance; and

(d)

the initial certification of the Custodian with respect to the related Mortgage Loan Package in accordance with Section 2.07.

[Signature Page Follows]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP., Purchaser

By:

_______________________________

Name:  Jonathan P.  Davis

Title:  Vice President

CHASE MANHATTAN MORTGAGE

CORPORATION

  Seller and Servicer

By:

_______________________________

Name:  Christopher Schmidt

Title:  Vice President

EXHIBIT A

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement.

1.

The original Mortgage Note endorsed “Pay to the order of                                , without recourse,” and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller.  If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Seller], successor by merger to the [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by “[Seller] formerly known as [previous name]”.  In the event that the original Mortgage Note is lost, a lost note affidavit, together with a copy of the Note will be provided.  The lost note affidavit shall substantially comply with the form annexed hereto as Exhibit H.

2.

The original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

3.

The original or certified to be true copy, certified by the Seller, of the Primary Mortgage Insurance Policy, if required.

4.

The original Assignment, from the Seller (or its designee MERS) to                               , or in accordance with Purchaser’s instructions, which assignment shall, but for any blanks requested by Purchaser, be in form and substance acceptable for recording, or a copy certified by Seller as a true and correct copy of the original Assignment which has been sent for recordation.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by “[Seller] formerly known as [previous name]”.

5.

 With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

6.

Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the Seller of the original Assignment together with a certificate of the Seller certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

7.

Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document together with a certificate of Seller certifying that the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

8.

If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

9.

 With respect to each Co-op Loan:  (i) an original copy of the Co-op Lease naming the Mortgagor, as tenant, or an original copy of the assignment of the Coop Lease to Mortgagor together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the original tenant to Mortgagor and an original undated assignment, in blank, of the Coop Lease executed by Mortgagor; (ii) the original stock certificate in the name of the Mortgagor together with an undated original stock power relating to such stock certificate executed in blank by the Mortgagor; (iii) a fully executed original recognition agreement in substantially the same form as a standard “AZTECH” form and the original assignment thereof from Seller to Purchaser together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the originator of the Mortgage Loan to Purchaser; (iv) copies of the UCC-1 financing statement naming the originator of the Coop Loan, as secured party, with evidence of recording thereon and, if applicable, the executed UCC-3 financing statements (Assignment) or other appropriate UCC financing statements required by applicable state law evidencing a complete and unbroken chain of title from the originator of the Coop Loan to the Seller, with evidence of recording thereon, (v) an executed UCC-3 financing statement (Assignment), or other appropriate UCC financing statement required by applicable state law, evidencing the assignment by Seller to Purchaser of its interest in the Coop Loan, with evidence of recording thereon and (vi) a consent from the cooperative corporation in connection with the Mortgagor’s acquisition of the coop apartment.

10.

Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

11.

Residential loan application.

12.

Uniform underwriter and transmittal summary (Fannie Mae Form 1008) or reasonable equivalent.

13.

Credit report on the mortgagor.

14.

Business credit report, if applicable.

15.

Residential appraisal report and attachments thereto.

16.

The original of any guarantee executed in connection with the Mortgage Note.

17.

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller’s Underwriting Guidelines.

18.

Verification of acceptable evidence of source and amount of down payment, in accordance with Seller’s Underwriting Guidelines.

19.

Original hazard insurance policy and if required by law, flood insurance policy.

20.

Photograph of the Mortgaged Property (may be part of appraisal).

21.

Survey of the Mortgaged Property, if any.

22.

Sales contract, if applicable.

23.

If available, termite report, structural engineer’s report, water portability and septic certification.

24.

Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

Notwithstanding anything to the contrary herein, Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

                         , 2004

To:

JPMorgan Chase Bank

270 Park Avenue

New York, NY  10017

(the “Depository”)

As “Seller” under the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004 (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as “Chase Manhattan Mortgage Corporation, in trust for the J.P. Morgan Mortgage Acquisition Corp., as Owner of Mortgage Loans and various Mortgagors.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

CHASE MANHATTAN MORTGAGE

CORPORATION

By:

___________________________________

Name:______________________________

Title:_______________________________

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account ____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK

By:

___________________________________

Name:______________________________

Title:_______________________________

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

                         , 2004

To:

JPMorgan Chase Bank

270 Park Avenue

New York, New York  10017

(the “Depository”)

As “Seller” under the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as “Chase Manhattan Mortgage Corporation, in trust for the J.P. Morgan Mortgage Acquisition Corp., as Owner of Mortgage Loans and various Mortgagors.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

CHASE MANHATTAN MORTGAGE

CORPORATION

By:

__________________________________

Name:_____________________________

Title:______________________________

The undersigned, as “Depository”, hereby certifies that the above described account has been established under Account Number ___________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK

By:

__________________________________

Name:_____________________________

Title:______________________________

EXHIBIT D

FORM OF ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated                          ,          ,among J.P. Morgan Mortgage Acquisition Corp., (“Assignor”),                                , (“Assignee”) and Chase Manhattan Mortgage Corporation (“Company”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the “Mortgage Loans”) and (b) that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement (the “Flow Purchase, Warranties and Servicing Agreement”), dated as of January 1, 2004 by and between J.P. Morgan Mortgage Acquisition Corp., Purchaser, and Chase Manhattan Mortgage Corporation, Seller and Servicer, with respect to the Mortgage Loans.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase, Warranties and Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment and Assumption Agreement.

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances by Assignor whatsoever;

b.

The Assignor has not received notice or, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller or the Servicer with respect to the Purchase, Warranties and Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase, Warranties and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase, Warranties and Servicing Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under the Purchase, Warranties and Servicing Agreement, or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “1933 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.

The Assignee warrants and represents to, and covenants with, the Assignor, the Seller and the Servicer that:

a.

The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

b.

The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein.  The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee.  This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.

To the best of Assignee’s knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

d.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase, Warranties and Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller, the Servicer and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Mortgage Loans;

e.

The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

f.

The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

g.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

h.

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge in financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

i.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor, the Seller or the Servicer;

j.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, an interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

k.

Either:  (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (also “Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) he Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

4.

The Company hereby acknowledges that Wells Fargo Bank Minnesota, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the pooling and servicing agreement for mortgage pass-through certificates and, therefore, has the right to enforce all obligations of the Company under the Purchase, Warranties and Servicing Agreement.  Such rights will include, without limitation, the right to terminate the Servicer under the Purchase, Warranties and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Purchase, Warranties and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Purchase, Warranties and Servicing Agreement, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor.  The Company shall make all distributions under the Purchase, Warranties and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank Minnesota, National Association

ABA Number:  121-000-248

Account Name:  SAS Clearing

Account number:

For further credit to:  Account Number

The Company shall deliver all reports required to be delivered under the Purchase, Warranties and Servicing Agreement to the Master Servicer at the following address:

Wells Fargo Bank Minnesota, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention Client Manager

Telecopier:  (410)-715-2380

5.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

6.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

7.

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor or Assignee, respectively, hereunder.

8.

Each of this Agreement and the Purchase, Warranties and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase, Warranties and Servicing Agreement (to the extent assigned hereunder) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Purchase, Warranties and Servicing Agreement.

9.

 This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

10.

 In the event that any provision of this Agreement conflicts with any provision of the Purchase, Warranties and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

11.

 Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase, Warranties and Servicing Agreement.

12.

Addresses for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

In the case of the Assignor:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue

6th Floor

New York, New York  10017

Attention:  Jonathan Davis

Telephone:  212-834-3850

Facsimile:  212-834-6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York  10017

Attention:  General Counsel’s Office

In the case of the Assignee:

In the case of the Company:

Chase Manhattan Mortgage Corporation

300 Tice Boulevard

Woodcliff Lake, NJ  07677

Attention:  Michael D. Katz

With copy to:

General Counsel

Chase Manhattan Mortgage Corporation

343 Thornall Street

Edison, NJ  08837

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

J.P. Morgan Mortgage Acquisition Corp. By:___________________________ Its:____________________________	[Assignee] By:___________________________ Its:___________________________
Taxpayer Identification Number:____________________________	Taxpayer Identification Number:________________________
Acknowledged: Chase Manhattan Mortgage Corporation By:____________________________ Its:____________________________
Taxpayer Identification Number:_______________________

EXHIBIT A

to Assignment and Assumption Agreement

FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

EXHIBIT B

to Assignment and Assumption Agreement

THE MORTGAGE LOANS

EXHIBIT E

FORM OF TERM SHEET

CLOSING DATE:  January [__], 2004

This Term Sheet (the “Term Sheet”), dated as of January [__], 2004 (the “Closing Date”), by and between Chase Manhattan Mortgage Corporation (the “Seller”) and J.P. Morgan Mortgage Acquisition Corp.  (the “Purchaser”), confirms the sale by the Seller to the Purchaser, and the purchase by the Purchaser from the Seller, of the first lien residential mortgage loans on a servicing retained basis described on the Mortgage Loan Schedule attached as Schedule I hereto (the “Mortgage Loans”), pursuant to the terms of the Mortgage Loan Purchase, Warranties and Servicing Agreement (the “Purchase, Warranties and Servicing Agreement”), dated as of January 1, 2004, by and between the Purchaser and the Seller.  As of the Closing Date, the Mortgage Loans Pool will have the characteristics as set forth on Exhibit A attached hereto.  Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Purchase, Warranties and Servicing Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Purchase, Warranties and Servicing Agreement, and on a servicing retained basis, all right, title and interest of the Seller in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the Cut-off Date, all other unscheduled collections collected in respect of the Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Seller under the Purchase, Warranties and Servicing Agreement.

The Seller has delivered to the Purchaser or its designee prior to the date hereof the documents with respect to each Mortgage Loan required to be delivered under the Purchase, Warranties and Servicing Agreement.

For purposes of the Mortgage Loans sold pursuant to this Term Sheet, certain terms shall be as set forth below:

Cut-off Date Principal Balance:

$______________________

Closing Date:

January [__], 2004

Cut-off Date:

January [__], 2004

Purchase Price Percentage:

______%

Servicing Fee Rate:

______%

In WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Term Sheet as of the Closing Date referred to above.

J.P. MORGAN MORTGAGE

CHASE MANHATTAN MORTGAGE

ACQUISITION CORP.

CORPORATION

as Purchaser

as Seller

By:

By:

Name:

Name:

Its:

Its:

SCHEDULE I

MORTGAGE LOAN SCHEDULE

EXHIBIT A

MORTGAGE LOAN CHARACTERISTICS

EXHIBIT F

FORM OF ASSIGNMENT AND CONVEYANCE

On this ___ day of ________________, ____, ________________ (“Seller”), as (i) the Seller and Servicer under that certain Term Sheet, dated as of _____________, ____________ (the “Term Sheet”), (ii) the Seller and Servicer under that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of ____________, 20__ (the “Purchase Agreement”) and, together with the Term Sheet, the “Agreements”) does hereby sell, transfer, assign, set over and convey to J.P. Morgan Mortgage Acquisition Corporation (“Purchaser”) as the Purchaser under the Agreements, without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the “Mortgage Loans”), together with the Mortgage Files and all rights and obligations arising under the documents contained therein.  The Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased required by Section 2.07 of the Agreement.  The contents of each Servicing File required to be retained by the Servicer to service the Mortgage Loans pursuant to the Purchase Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Servicer in its capacity as Servicer for the benefit of the Purchaser as the owner thereof.  The Servicer’s possession of any portion of the Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Purchase Servicing Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller or the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only.

The Mortgage Loan Package characteristics of the Mortgage Loans subject hereto are set forth on Exhibit B hereto.

In accordance with Section 2.07 of the Purchase Agreement, the Purchaser accepts the Mortgage Loans listed on Exhibit A attached hereto.  Notwithstanding the foregoing the Purchaser does not waive any rights or remedies it may have under the Agreements.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement.

[Signature Page Follows]

CHASE MANHATTAN MORTGAGE

CORPORATION

Seller and Servicer

By:___________________________________

Name:  Christopher Schmidt

Title:  Vice President

Agreed and Acknowledged:

J.P. MORGAN MORTGAGE ACQUISITION

CORP., Purchaser

By:_____________________________________

 Name:

 Title:

EXHIBIT A

TO ASSIGNMENT AND CONVEYANCE AGREEMENT

THE MORTGAGE LOANS

EXHIBIT B

TO ASSIGNMENT AND CONVEYANCE AGREEMENT

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE POOL

CHARACTERISTICS OF EACH MORTGAGE LOAN PACKAGE

Pool Characteristics of the Mortgage Loan Package as delivered on the related Closing Date:

[To Be Provided]

EXHIBIT G

[RESERVED]

EXHIBIT H

LOST NOTE AFFIDAVIT

Chase Manhattan Mortgage Corporation, by its Assistant Vice President state, under oath that the mortgage note indicated below has been lost, mislaid or destroyed, that the document has been diligently searched for and cannot be found or produced.  It is not pledged, sold, transferred, assigned or endorsed in whole or in part, and is not subject to any lien or claim of any other entity.

Mortgage Note dated ___________________, in the original amount of _______________ payable to _______________, executed by ______________________________ and secured by a mortgage of even date or premises commonly known as ______________________________ (see copy of note attached).

In consideration of the acceptance of this affidavit in lieu of the mortgage note, Chase Manhattan Mortgage Corporation, its successor and/or assigns, agrees, to indemnity and hold ________________________________________ harmless against any loss, damage or expense on account of the issuance of such duplicate evidence, or on account of any claim arising from or related to the acceptance of this affidavit in lieu of the lost note.  The undersigned further agrees that in the event of the discovery of the original note to promptly deliver the original note to _____________________________________.

Attest:

Chase Manhattan Mortgage Corporation

By:

By:

Sworn and subscribed to before me

this ________ day of ______________, 2004

_____________________________________

Notary Public

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

Chase Manhattan Mortgage Corporation

OFFICER’S CERTIFICATE

January [__], 2004

In connection with that certain Flow Mortgage Loan Purchase, Warranties and Servicing agreement (“Purchase Agreement”) dated as of January 1, 2004 by and J.P. Morgan Mortgage Acquisition Corp., as purchaser (“JPMMAC”), and Chase Manhattan Mortgage Corporation as Seller and Servicer (“CMMC”), I certify as follows:

1.

I am a duly elected Vice President of CMMC, and am duly authorized to execute and deliver this Certificate on behalf of CMMC.

2.

The Purchase Agreement and related agreements have been duly executed and delivered on behalf of CMMC by one or more authorized officers, each of whom at the time of signing was, and on the date of this certificate is, a duly qualified and acting officer of CMMC.  Each signature of such an officer on the Purchase Agreement and related agreements is genuine.

3.

Attached as Exhibit A is a true and correct copy of the Certificate of Incorporation, which is in full force and effect on the date of this Certificate.

4.

Attached as Exhibit B is a true and correct copy of the Certificate of Good Standing of CMMC as of the date stated thereon.

5.

Attached as Exhibit C is a true and correct copy of the Bylaws of CMMC, which continue in full force and effect on the date of this Certificate.

[Signature Page Follows]

Dated:

As of the date first set out above.

CHASE MANHATTAN MORTGAGE

CORPORATION

By:________________________________

EXHIBIT J

Form of In-House Counsel Opinion

EXHIBIT K

Product Guidelines

EXHIBIT L

[Form of Annual Certification]

[Name and address of

master servicer/trustee/depositor

receiving the certification]

Re:

[name of securitization]

Chase Manhattan Mortgage Corporation, as [servicer] hereby certifies to the [master servicer] that:

1.

To our knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such report;

2.

To our knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Servicing Agreement has been provided to the Master Servicer;

3.

Based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of compliance or the annual Independent Public Accountant’s Servicing report, the Servicer has, as of the last day of the period covered by such reports fulfilled its obligation under the servicing agreement; and

4.

The Servicer has disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004 (the “Servicing Agreement”), between Chase Manhattan Mortgage Company and J.P. Morgan Mortgage Acquisition Corp.

Chase Manhattan Mortgage Corporation,

as [servicer]

Authorized Signature

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of June 1, 2004 (“Amendment”), to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004 (the “Purchase Agreement”), between J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation, as Purchaser (the “Purchaser”) and Chase Manhattan Mortgage Corporation (the “Seller”), as seller and servicer.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings set forth in the Purchase Agreement.

RECITALS

WHEREAS, the Purchaser and the Seller have entered into the Purchase Agreement;

WHEREAS, the Purchaser and the Seller desire to amend the Purchase Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.

1.01

The defined term “Eligible Account” contained in Section 1.01 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Eligible Account”:  An account that is (i) maintained with a depository institution (x) the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories or (y) the short-term unsecured debt obligations of which have the highest short-term ratings of S&P, if S&P is a Rating Agency at the time any amounts are held on deposit therein, or (ii) maintained with the corporate trust department of a national bank or banking corporation which (a) has a rating of at least Baa3 or P-3 by Moody’s, (b) is either Chase or is the corporate trust department of a national bank or banking corporation which has a rating of at least A-1 by S&P or Fl by Fitch Ratings, and (c) is subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which has corporate trust powers and is acting in its fiduciary capacity, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or (iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limit established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to and acceptable to the Trustee and each Rating Agency, the Certificateholders have a claim with respect to the funds in such account and a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, provided, however, that such uninsured deposits do not result in the reduction of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter from each Rating Agency or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of the rating of any Class of Certificates, as evidenced by a letter from each Rating Agency.

1.02

Section 1.01 of the Purchase Agreement is hereby amended to add the following defined term thereto (in appropriate alphabetical order):

“Eligible Investment” One or more of the following:

(i)

obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; provided that any such obligation held as a “cash flow investment” within the meaning of section 860G(a)(6) of the Code shall mature before the next Distribution Date;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than two months from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency with its highest rating and the short-term debt obligations of the party agreeing to repurchase are rated with one of the two highest ratings by Moody’s and A-1+ by S&P;

(iii)

federal funds, certificates of deposit, time deposits and bankers’ acceptances (other than bankers’ acceptances issued by Chase or any of its Affiliates) (which shall each have an original maturity of not more than 60 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency with its highest rating and the short-term obligations of such depository institution or trust company are rated A-1+ by S&P and P-1 by Moody’s;

(iv)

commercial paper (other than commercial paper issued by Chase or any of its Affiliates) (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured commercial paper rating category; provided that such commercial paper shall have a remaining maturity of not more than 45 days;

(v)

units of taxable money market funds (including those for which the Trustee or the Servicer or any Affiliate thereof receives compensation with respect to such investment) which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and which funds have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition; or

(vi)

other obligations or securities (other than investments or obligations of Chase or any of its Affiliates) acceptable to each Rating Agency rating the Certificates as an Eligible Investment hereunder and will not result in a reduction or withdrawal in the then current rating of any Class of Certificates, as evidenced by a letter to such effect from each Rating Agency.

Provided that no such instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; and provided further that no such instrument shall be purchased above par; and provided further that each Eligible Investment must be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.

1.03

Section 4.04 of the Purchase Agreement is hereby amended to add the following immediately preceding the last paragraph of such Section:

“(xii) any amounts required to be deposited by the Seller in connection with any losses on Eligible Investments.”

1.04

Section 4.04 of the Purchase Agreement is hereby amended to delete the last sentence of the last paragraph of such Section and to replace it with the following:

“The Seller may invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than a date sufficient to make payment on the Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity.  All income and gain realized from any such investment shall be for the benefit of the Seller as additional compensation and shall be subject to its withdrawal in accordance with Section 4.05(v).  The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Custodial Account by the Servicer out of its own funds, without reimbursement therefor.”

1.05

Section 4.05 of the Purchase Agreement is hereby amended to insert the following at the end of Section 4.05(v):

“and (c) all income and gain earned on the investment of funds deposited in the Custodial Account.”

SECTION 2.  Representations and Warranties.  Each of the parties hereto represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its corporate powers and constitutes the legal, valid and binding obligation of such party.

SECTION 3.  Ratification of Agreement.  Except as herein expressly amended, the Purchase Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.  Each reference in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment, and as hereinafter amended or restated.

SECTION 4.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP., Purchaser

By:

  /s/ Jonathan P. Davis

Name:  Jonathan P. Davis

Title:    Vice President

CHASE MANHATTAN MORTGAGE

CORPORATION, Seller and Servicer

By:

  /s/ Christopher Schmidt

Name:  Christopher Schmidt

Title:    Vice President

Consented to, solely with respect to the Mortgage Loans transferred to J.P. Morgan Mortgage Trust 2004-A1 and J.P. Morgan Mortgage Trust 2004-A2 pursuant to Section 11.01 of the Purchase Agreement:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Trustee of J.P. Morgan Mortgage Trust 2004-A1 and J.P. Morgan Mortgage Trust 2004-A2

By

  /s/ Stephanie J. Aronovitch

Name:  Stephanie J. Aronovitch

Title:  Assistant Vice President

AMENDMENT NO. 2 TO

SELLER’S FLOW WARRANTIES AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO SELLER’S FLOW WARRANTIES AND SERVICING AGREEMENT (the “Amendment”) is made as of the 1st day of January, 2005 (the “Effective Date”), by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser (the “Purchaser”), and Chase Home Finance, LLC (“CHF LLC”), successor by merger to Chase Manhattan Mortgage Corporation (“CMMC”) as Seller (the “Seller”) and CHF LLC and/ or JPMorgan Chase Bank, National Association (“JPMCBNA”) as Servicer (CHF LLC and JPMCBNA shall be individually and collectively referred to as the “Servicer”, as applicable). The Purchaser, the Seller and the Servicer may be collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, Purchaser and CMMC entered into that certain Seller’s Flow Warranties and Servicing Agreement dated as of January 1, 2004, (which shall be referred to, together with any amendments thereto, as the “Agreement”), pursuant to which the Purchaser agreed to purchase from time to time and the Seller agreed to sell from time to time certain mortgage loans, as more fully described therein, the servicing of which is to be performed by the Servicer, pursuant to the terms and conditions contained therein;

WHEREAS, the Parties desire to amend the Agreement to clarify the Seller and Servicer entities following an internal corporate reorganization including CHF LLC, CMMC and JPMCBNA;

WHEREAS, CHF LLC and JPMCBNA are successors and/or assigns to CMMC with respect to all of CMMC’s right title, interest, liabilities and obligations of CMMC as Seller and Servicer, as applicable, under the Agreement; and

WHEREAS, the Parties further desire to amend the Agreement to revise the provision addressing resignation and assignment by the Servicer.

NOW THEREFORE, intending to be bound hereby and in consideration of the mutual terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the Parties agree as follows:

Section 1.  Recitals; Definitions.  The Recitals set forth above are accurate and are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

LLC, a limited liability company organized and existing under the laws of the State of Delaware and the Servicer applicable to purchases, sales and servicing rights and responsibilities under the Agreement shall be Chase Home Finance LLC and/or JPMorgan Chase Bank, National Association, a national banking association organized and existing under the laws of the United States of America. The Mortgage Loan Schedule applicable to all such loans purchased, sold and/or servicing pursuant to the Agreement following the Effective Date shall identify thereon the identity of the Servicer and such entity shall be entitled to and responsible for any and all rights, duties, obligations, liabilities, covenants and agreements of the Servicer, as applicable, under the Agreement.

Section 2.  Resignation and Assignment by the Servicer.  The Agreement is further amended by deleting in its entirety Section 8.05 thereof and replacing it with the following:

8.05. Resignation and Assignment by the Servicer

The Servicer shall have the right to assign this Agreement or the servicing hereunder or (a successor servicer shall be referred to herein as a “successor servicer”) its rights or duties hereunder or any portion hereof provided that the ability of the Servicer to assign its rights and delegate its duties under this Agreement to a successor servicer (a) shall not result in a reduction or withdrawal of the then-current ratings on any certificates issued in connection with a Pass-Through Transfer or an Agency Transfer, as defined in Section 11.01 hereof, and (b) shall satisfy the following conditions:

(i)

Such successor servicer must be qualified to service loans for Ginnie Mae, Fannie Mae or Freddie Mac, and must be an Approved Mortgagee and a Approved Lender and an Approved Lender, in each case in good standing with the applicable agency;

(ii)

Such successor servicer must have a net worth of not less than $50,000,000;

(iii)

Such successor servicer must execute and deliver to the Purchaser an agreement, in form and substance reasonably satisfactory to the Purchaser, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement;

(iv)

Any such assignment or delegation shall only be made in compliance with any related Reconstitution Agreement then in effect and the requirements of any related trust agreement or similar document governing the assignment of servicing, including any notice requirements, and any securities issued pursuant to such Reconstitution Agreement shall not be downgraded; and

(v)

The Servicer shall, at its cost and expense, take such steps that may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) on or prior to the date of such transfer or within the period following such transfer that is prescribed by applicable Regulations, the Servicer shall complete all forms, take all actions required, as applicable, in connection with such transfer of servicing, shall provide such notices to, as applicable, in connection therewith as are required under applicable Regulations, shall obtain all necessary approvals of, as applicable, for such transfer of servicing, and shall provide evidence thereof (in form reasonably satisfactory to the Purchaser) to the Purchaser and to the successor servicer; (B) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Servicer shall timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (C) prior to the effective date of such transfer of servicing, the Servicer shall transmit to any related insurer notification of such transfer; (D) on or prior to the effective date of such transfer of servicing, the Servicer shall deliver to the successor servicer all Mortgage Loan Documents and any related records or materials in the custody of the Servicer; (E) on or prior to the effective date of such transfer, the Servicer shall transfer to the successor servicer all funds held by the Servicer in respect of the Mortgage Loans, other than amounts payable to the Servicer pursuant to this Agreement; (F) the Servicer shall, for a period of ninety (90) days following the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor, within two (2) Business Days of receipt, the amount of any payments or other recoveries received by the Servicer, and the Servicer shall notify the successor servicer of the source and proper application of each such payment or recovery; (G) the Servicer shall, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with such successor to facilitate such transfer in such manner and to such extent as such successor may reasonably request; and (H) the Servicer shall continue to be entitled, as and to the extent provided in this Agreement, to reimbursement from such successor for any Monthly Advances, Servicing Advances or Liquidation Advances made by it and not reimbursed.

Upon a permitted assignment by the Servicer of this Agreement to a successor servicer in accordance with the provisions of this Section 8.05, the original servicer named herein shall be relieved of any liability arising under this Agreement (including but not limited to any obligation set forth in Section 5.03) arising after the date of such assignment from and after the effective date of such permitted assignment as set forth in the agreement described in clause (iii) above.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in this Section 8.05.

Section 3.  No Other Amendments.  Except as expressly amended hereby, the Agreement shall remain in full force and effect.

Section 4.  Headings.  All headings in this Amendment are for convenience only and do not affect the meaning of any provision.

Section 5.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

Section 6.  Counterparts.  This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.

Section 7.  Facsimile/Electronic Execution.  This Amendment, any Purchase Price and Terms Letter, any Closing Document and any notices hereunder or thereunder may be (a) executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and/or (b) executed and transmitted by facsimile copy or by an electronically imaged copy, such as a .pdf file, by one party to the other, and such executed facsimile or electronically imaged copy shall constitute an original executed copy of such document; provided that failure to do so s all not affect the binding nature of the executed facsimile or electronically imaged copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first above written.

J.P. MORTGAGE ACQUISITION CORP.,

as Purchaser

By:_______________________________________

Name:____________________________________

Title:_____________________________________

CHASE HOME FINANCE LLC,

successor by merger to CHASE MANHATTAN

MORTGAGE CORPORATION, as Seller and/or

Servicer

By:_______________________________________

Name:____________________________________

Title:_____________________________________

JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION,

successor/assignee of CHASE MANHATTAN

MORTGAGE CORPORATION, as Servicer

By:_______________________________________

Name:____________________________________

Title:_____________________________________

AMENDMENT NO. 3 TO

FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING

AGREEMENT

THIS AMENDMENT NO. 3 TO FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT (the “Amendment”) is made as of the 12th day of May, 2005 (the “Effective Date”), by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser (the “Purchaser”), and Chase Home Finance, LLC (“CHF LLC”), successor by merger to Chase Manhattan Mortgage Corporation (“CMMC”) as Seller (the “Seller”) and CHF LLC and/or JPMorgan Chase Bank, National Association (“JPMCBNA”) as Servicer (CHF LLC and JPMCBNA shall be individually and collectively referred to as the “Servicer”, as applicable). The Purchaser, the Seller and the Servicer may be collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, Purchaser and CMMC entered into that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of January 1, 2004, (which shall be referred to, together with any amendments thereto, as the “Agreement”), pursuant to which the Purchaser agreed to purchase from time to time and the Seller agreed to sell from time to time certain mortgage loans, as more fully described therein, the servicing of which is to be performed by the Servicer, pursuant to the terms and conditions contained therein; and

WHEREAS, the Parties desire to amend the Agreement to revise certain provisions of the Agreement as they relate to those Mortgage Loans (the “AmSouth Loans”) acquired or to be acquired by Servicer’s correspondent channel from AmSouth Bank.

NOW THEREFORE, intending to be bound hereby and in consideration of the mutual terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1.  Recitals; Definitions.  The Recitals set forth above are accurate and are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

Section 2.  Purchase Commitment.  Purchaser acknowledges and agrees that Servicer acquired the AmSouth Loans with the understanding and agreement that Purchaser would subsequently purchase the AmSouth Loans from Seller. Purchaser hereby agrees to purchase from Seller any and all AmSouth Loans.

Section 3.  Non-Application of Seller’s Underwriting Guidelines.  With respect to the AmSouth Loans, the provisions of the Agreement which represent, warrant, agree, covenant, state or provide that the Mortgage Loans sold pursuant to the Agreement comply with Seller’s Underwriting Guidelines, were originated, underwritten or closed in accordance with Seller’s Underwriting Guidelines, or satisfy the requirements set forth in Seller’s Underwriting Guidelines, including, but not limited to, the first, second and fourth sentences of Sections 3.02(q) and 3.02(gg), and Exhibit A, paragraphs 17 and 18, shall have no application to the AmSouth Loans. In the place of such provisions and with respect to the AmSouth Loans only, Seller hereby represents and warrants that the AmSouth Loans were originated in compliance with the underwriting guidelines of AmSouth Bank, a copy of which is attached to this Amendment as Exhibit B. In the event of a breach of the representation and warranty contained in the preceding sentence, Purchaser and Seller agree to reasonably cooperate with respect to the indemnification and/or repurchase of any such AmSouth Loan by Seller from Purchaser and by AmSouth from Seller.

Section 4.  No Other Amendments.  Except as expressly amended hereby, the Agreement and its application to the AmSouth Mortgage Loans shall remain in full force and effect.

Section 5.  Headings.  All headings in this Amendment are for convenience only and do not affect the meaning of any provision.

Section 6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

Section 7.  Counterparts.  This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.

Section 8.  Facsimile/Electronic Execution.  This Amendment, any Purchase Price and Terms Letter, any Closing Document and any notices hereunder or thereunder may be (a) executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and/or (b) executed and transmitted by facsimile copy or by an electronically imaged copy, such as a .pdf file, by one party to the other, and such executed facsimile or electronically imaged copy shall constitute an original executed copy of such document; provided that failure to do so shall not affect the binding nature of the executed facsimile or electronically imaged copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.,

as Purchaser

By:___________________________

Name:_________________________

Title:__________________________

CHASE HOME FINANCE LLC, successor by

merger to CHASE MANHATTAN MORTGAGE

CORPORATION, as Seller and/or Servicer

By:___________________________

Name:_________________________

Title:__________________________

JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION, successor/assignee of CHASE

MANHATTAN MORTGAGE CORPORATION,

as Servicer

By:___________________________

Name:_________________________

Title:__________________________

EXHIBIT A

AMSOUTH MORTGAGE LOANS

1845126767 BROCK BILLY J

1845126778 PADILLA VICTOR H

1845126789 LEWIS JR NELSON

1845126790 VEREEN GLENN

1845126803 MARCHBANKS THOMAS L

1845126814 GILL ROBERT

1845126825 PALMER JOSEPH M

1845126847 HOLDEN CHRISTINA C

1845126858 MARCHBANKS THOMAS L

1845126869 RAZA SAYED A

1845126880 MARCHBANKS THOMAS L

1845126905 MONTGOMERY GEORGIA M

1845126916 MARCHBANKS THOMAS L

1845126938 NEVINS JEFFREY JAMES

1845126949 MARCHBANKS THOMAS L

1845126950 ROGERS DONNA M

1845126960 WRIGHT GEORGE B

1845126971 GARNER D MITCHELL

1845126982 LIN HUEY LING

1845126993 SELLECK JOHN H

1845127001 RHODUS JANET A

1845127023 WILLEY SHERRY M

1845127034 HAWKINS JULIA ANN

1845127045 SPORT HAYWOOD

1845127056 CAMERON WILLIAM H

1845127067 FERGUSON JASON F

1845127078 PARRISH DOUGLAS A

1845127089 DESANTIS GREGORY

1845127090 GANT TAMMY

1845127103 STEWART III GEORGE

1845127125 RUSSELL MICHAEL S

1845127136 SHANKLE SCOTT T

1845127147 HERNANDEZ JOSE

1845127158 NORMAN CLINTON S

1845127169 GODOY ARTURO

1845127170 LITOWICH TRACY

1845127180 CARROLL DALE V

1845127191 ROUSSEAU BARBARA A

1845127216 ROBERTS DONALD D

1845127227 HALL LESLEY C

1845127238 RATHBUN RENEE A

1845127249 JOHNSON JAMES

1845127250 SAVISTE DOROTHY

1845127271 HARRIS SR ROBERT

1845127282 DORNING ROBERT M

1845127293 STICKLER JUSTIN C

1845127307 BLACKMON FRED M

1845127318 GOTWALD RICHARD

1845127329 DAVIS GREG W

1845127330 SCHWADER RANDALL C

1845127351 MCKEE TERRY J

1845127373 DAVIS LUIS J

1845127384 STONE THOMAS H

1845127409 LYONS PHYLLIS K

1845127420 COX LESLIE B

1845127431 MITCHELL WILLIAM E

1845127442 PIERRE SAINTANIA

1845127453 POWERS LISA C

1845127475 BARTON JR JAMES

1845127486 BEIGHLEY ROY W

1845127497 BLIVEN DIANE

1845127500 UPTON EDGAR GORDON

1845127511 SEIBERT SHANNON

1845127533 LOUNSBURY RICHARD W

1845127544 ZHANG ZHUO

1845127555 KVETON GARY E

1845127566 BARLOW BRUCE L

1845127588 WILLIAMS ELLIOTT

1845127599 TIMKO BRUCE J

1845127602 RIPPY JO ANN

1845127613 SHERROD KENNETH R

1845127624 SIECK THOMAS D

1845127646 KLOCK SR DUSTY

1845127657 MORTON GREGORY M

1845127668 SCALLAN JOSEPH B

1845127680 JUILLERAT LYNN

1845127690 GUICHET RYAN J

1845127704 STRINE MYRA E

1845127715 PARKER MELISSA J

1845127726 CALLAGHAN CAROL

1845127748 OPACHICH HERBERT

1845127759 SHIN JANE

1845127828 VANOVER GLENN

1845127850 CRON GENE M

1845127861 DEVANEY FRANCIS X

1845127872 BRINKERHOFF J VANCE

1845127894 JOHNSON TERRY W

1845127919 DYER WILLIAM A

1845127930 SIMISON TERRY E

1845127952 VOYLES BRAXTON K

1845127996 GLASER THEODORE W

1845128026 HAYES JOHN

1845128048 RUSSELL SR DONALD

1845128060 MADDOX DAVID M

1845128070 BEIERSDOERFER BROCK

1845128081 AEIKER JOHN D

1845128092 ALLOUR SHIRLEY DARLENE

1845128106 BROWN JERRY W

1845128117 WILLIAMSON MICHELE BOR

1845128139 HOUSTON RICHARD M

1845128150 SANDERS ANDRE P

1845128172 CHANEY YVONNE T

1845128208 GRIGGS TYLER

1845128219 THOMPSON GENE

1845128300 WHITFIELD JOSHUA BRIAN

1845128321 ROZAN EDWARD WALTER

1845128332 REYNOLDS JOHN D

1845128343 ODONNELL LL BRIAN

1845128489 BLASI SALVATORE G

1845128490 HART JAMES G

1845128503 MARLAND MARTHA H

1845128525 RUSCO DOUGLAS D

1845128536 JOHNSON JOHN F

1845128547 VINCENT JACK M

1845128558 BONIN MARK THOMAS

1845128569 KELLER I BASIL

1845128570 BOLIN MICHAEL L

1845128922 MAXFIELD PETER C

1845128933 PROVENCAL RYAN M

1845128955 PERETT DAVID A

1845128966 MCKECHNIE CHRISTINE

1845128977 TYNER SR LARRY

1845128999 FAIRBANKS LYDIA NORRIS

1845129007 FULLER CONNIE J

1845129018 CADDEN WILLIAM E

1845129029 BLUM MANFRED

1845129030 BLALOCK NANCY H

1845129040 POTT II NELSON

1845129051 KNOWLES DAROLD D

1845129062 BYRLEY CHRISTIAN D

1845129073 FAIRBANKS HENRY D

1845129084 PHILLIPS PHYLLIS B

1845129095 GOUDREAULT JOSEE

1845129109 KNOECHEL BRUCE A

1845129110 FAIRBANKS HENRY DEE

1845129120 FAIRBANKS HENRY D

1845129164 CAFFEE STANICA SARA

1845129186 BELL III CLIFTON

1845129197 MORGAN JOHN D

1845129200 COONS WILLIAM F

1845129211 PICKETT JOHN J

1845129222 BROTHERS JACLYN

1845129233 STEPHENS L CRAIG

1845129266 LAWSON FRANKLIN O

1845129288 RAMEY LEONARD C

1845129299 LUGRIS MANUEL

1845129302 WICK MICHAEL A

1845129313 KNOECHEL BRUCE

1845129324 BRYANT JASON L

1845129357 ALSOBROOK EARL G

1845129368 PENBERTHY ALAN L

1845129380 GAYLOR CHARLES D

1845129390 CALKINS WALTER G

1845129415 WESSON CHRISTOPHER S

1845129426 PEDERSEN JOHN R

1845129437 LASSETER DENNIS M

1845129459 GOSNAY DONALD J

1845129460 EICH LOUIS J

1845129470 SMITH III JAMES

1845129481 COBURN CHARLES L

1845129506 WEBSTER CHARLES T

1845129517 WHIPKEY TERRI

1845129528 DUVALL LAWRENCE

1845129539 FREEMAN DONALD G

1845129540 IMBS CARA

1845129550 O HARA CHARLENE

1845129561 LAMBERT JOHN DANIEL

1845129572 NALLS JIMMY

1845129594 LANCASTER JOHN W

1845129608 KINGGARD WILLIAM

1845129619 DEESE JAMES L

1845129620 HOLLINGSHEAD KEVIN M

1845129630 SKINNER KERRY L

1845129641 BUTLER JR WILLIAM

1845129652 STAFFORD WILLIAM VAUGH

1845129674 SWANTEK MARVIN M

1845129685 SMITH BILLY J

1845129696 LOWRANCE GEORGE REECE

1845129700 HUFFMAN AUBREY M

1845129710 FETTERS MARILYN T

1845129721 FINNEGAN BOBBY E

1845129732 COX STEPHEN A

1845129754 PEDERSEN JOHN R

1845129787 WALLING TINA M

1845129798 DALAL BHISHMA

1845129801 WARD JENNIFER R

1845129823 HARRINGTON SONJA

1845129845 MARTIN KIMBERLY

1845129856 THOMPSON DENNIS

1845129867 RICHARDSON LINDSAY E

1845129878 SCHMIDT BRENDA K

1845129889 HEWGLEY STEPHAN A

1845129890 HUNT THOMAS

1845129903 MATTAR COSTY

1845129914 SHAW JAMES PAYNE

1845129925 LYLE JAMIE A

1845129936 CRINO LINDA C

1845129947 SIMPSON BARBARA J

1845129958 KWITNY LISA B

1845129969 SEITZ PETER J

1845129970 SIMPSON GARY W

1845129991 HENDERSON MARY L

1845130006 SIINO MICHAEL T

1845130028 GOSS IV NEAL

1845130040 BULLARD DAVID

1845130050 LUPER CAROL ELIZABETH

1845130072 SMITH GLENN A

1845130083 MITCHUM WILLIAM L

1845130094 BOOKER JOHN P

1845130119 JEFFERSON JOHN R

1845130120 LINDSEY DONNA A

1845130152 MAXWELL DENNIS L

1845130163 YOUNGMARK CONNIE

1845130174 VAN EATON W

1845130185 BROWN JANINE M

1845130196 FERRETTI ALDO

1845130200 WELBORN BILLY RAY

1845130210 CEVARIO JOHN J

1845130221 MURPHY PAULA

1845130232 VEST THOMAS WILLIAM

1845130254 SMITH MICHAEL R

1845130265 DAUGHERTY VINCENT D

1845130276 JUNKINS MARK W

1845130287 FLORE DAVID M

1845130298 MAY CHARMANE P

1845130301 BUSH DONALD O

1845130312 TORRES ROBERTO

1845130323 PATEL BHAVNESH

1845130334 KORTE WILLIAM E

1845130356 VELA LUCY S

1845130367 BUTLER DONNIE F

1845130403 PATZKOWSKY SHAWN E

1845130414 FREY ROBERT V

1845130458 DOBYNS CYNTHIA M

1845130469 DONADIO SR ANTHONY

1845130470 ALTMAN DYLAN YVES

1845130480 SABBAGHZADEH RAY R

1845130505 WILKINS WADE J

1845130516 SAFFARINI ANAN

1845130527 LAGATTA PETER C

1845130549 TRUEMAN W HAZEN

1845130571 CARLISLE MARY W

1845130582 NEWMAN DEBRA MOORE

1845130593 LOPEZ JR EDWIN

1845130607 FORTE MELISSA

1845130618 PARRISH KIMBERLY J

1845130629 BOYD DELONDA K

1845130640 PICKOTT BARBARA

1845130651 CORBO PAUL E

1845130662 DIVICO DENNIS

1845130673 SIMPSON BRAD

1845130695 CREWS RONALD

1845130710 WENGER LEVI M

1845130720 LEE PAXTON CHRISTOPHER

1845130742 ENDSLEY MICHAEL A

1845130753 MCCLAIN EVERETT LYNN

1845130764 WILLIAMS JANET SPICE

1845130786 OWENS CATHERINE K

1845130800 RICE STACEY A

1845130822 HATHAWAY BRIAN M

1845130833 LIQUORI FRANK J

1845130866 SIFFERT ROBERT R

1845130899 RAY ASHLEY

1845130913 RICKETTS STEVEN A

1845130935 WEIMER GARY D

1845130946 OBRIEN MARY BETH

1845130957 EAGLETON SARAH E

1845130968 GRAY WILLIAM TYLER

1845130979 HALSTEAD JASON DANIEL

1845131009 TERRELL YOLANDA

1845131010 BUCHANAN CATHERINE L

1845131031 GOPINATHAN SAJI

1845131064 MARTINAGE CINDY

1845131075 DAVIS DAVID A

1845131097 PERRY ROBERT S

1845131111 HARDY DANA M

1845131122 SEIFERT III WILLIAM

1845131133 RICHARDS STEVEN W

1845131144 HYDE III ROBERT

1845131155 HIGGINS ROBERT J

1845131166 CARROLL WARREN ALAN

1845131177 WHITEHURST DAWN P

1845131188 BENSON MARILYN

1845131213 FINKELSTEIN ADAM S

1845131224 REDDING DAVID F

1845131246 EUBANKS JESSICA C

1845131268 ORME MATTHEW J

1845131280 MICELI VIRGINIA A

1845131290 TURNER TIMOTHY D

1845131337 KATINIC JOSIP

1845131348 THORNTON SALLIE A

1845131359 GIBBONS LINDA

1845131360 MACPHEE ROBERTA

1845131370 PASQUALICCHIO ANTONIO

1845131381 SCHATZ CLARICE

1845131406 PARKER VAL

1845131417 REGAL PERRY W

1845131428 BEAROR BRIAN C

1845131440 CARNELL JR WILLIAM

1845131450 MIRADAKIS SUSAN A

1845131461 MCREYNOLDS DANA Y

1845131494 MAGDIC ANNE E

1845131508 ROBERSON CYNTHIA E

1845131519 KENNEDY JAMES W

1845131520 CUPPS HARLAN D

1845131530 STOCKER RUSSELL C

1845131541 TORRES JAVIER A

1845131563 AMBROSE LANCE E

1845131574 WALTON THORNTON K

1845131585 SMITH SUMMER L

1845131596 WEDEL TIM G

1845131610 TOMASZEWSKI JEFFERY E

1845131621 JONES II DOUGLAS

1845131665 MASSE FRANCIS G

1845131701 CAMIC LILLIAN

1845131712 SAPP TOM

1845131723 WOMBLE RONALD THOMAS

1845131745 COOP JOSEPH JEREMY

1845131756 CURRY CRAIG G

1845131778 CHANG JERRY K

1845131790 TUELL ROBERT E

1845131814 HOLT JERRY E

1845131825 MCDONIEL STEPHEN COLIN

1845131858 MARTIN BLAKE A

1845131869 MITCHELL STACY L

1845131880 COLLINS KATHLEEN B

1845131891 ROBERTS WALLACE

1845131905 SCHILSON SCOTT D

1845131916 KLOTZ DONALD K

1845131927 COLLINS JR JOSEPH

1845131949 NICKERSON MARCELLA E

1845131971 HERRIN SANDRA LEE

1845131982 HOUSTON GEORGE B

1845131993 BLAKE MARJORIE

1845132001 KEOUGH SHAWN M

1845132012 OPHEIM RANDALL E

1845132034 SPRAY JOHNNY

1845132045 OPHEIM RANDALL E

1845132067 GASPARINO RONALD

1845132078 GRANTHAM WILLIAM R

1845132090 HAND WILFRED L

1845132114 HARBAUGH PAMELA D

1845132125 MCFALL JOHN

1845132136 GRANTHAM WILLIAM R

1845132158 GRANTHAM WILLIAM R

1845132205 DAVIS SUZANNE M

1845132227 MCMILLON VERNESSA

1845132238 ROGGE DENIS A

1845132307 STUDTMANN MARK H

1845132318 LAM TRUNG V

1845132329 DENSMORE PATRICIA K

1845132330 SCALISE FRANK W

1845132340 BOOKER MARTHA JO

1845132351 JOHNSON MELVIN

1845132373 MUIR CAROL

1845132384 SMITH VALERIE

1845132395 SHEA WILLIAM PRESTON

1845132409 DANDRIDGE DAVID

1845132410 WHITE AMBER L

1845132420 PLATTEN JOSEPH R

1845132431 HANCOCK LARRY

1845132442 ARMISTEAD WILLIAM C

1845132453 WILEY DAVID W

1845132464 KOON KENNETH E

1845132486 URAN STEVE A

1845132497 CHESLER JUNE L

1845132500 FREEMAN BRIAN SHAPHERD

1845132511 HAWK SR ROBERT

1845132566 CAMERON JR ALLAN

1845132588 MANDEL HICKEY ALICIA

1845132613 WIDOWS MICHELLE

1845132646 GOODE JOHN E

1845132657 INGE RICHARD D

1845132668 REDMAN LAURA G

1845132690 WOYDEN JOHN

1845132704 STEWART MARION A

1845132715 WATSON TAYLOR HART

1845132726 COURTNEY LOREN S

1845132737 NAVAZIO MELANIE CHEHAR

1845132748 BOOKMAN ROBIN LEVY

1845132759 INGLE ROBERT

1845132760 MABEY JOHN R

1845132770 GILLEY SHARON D

1845132781 SAYRE JACK

1845132792 TRAVIS DAVID N

1845132806 EVANS ANDREW J

1845132817 HICKMAN JENNIFER L

1845132828 PANZAVECCHIA CHARLES

1845132840 TRIVUNOVIC MILADIN M

1845132861 MULLEN ROBERT

1845132872 STANLEY JAMES L

1845132883 STANFORD LELAND L

1845132894 SPONABLE SCOTT

1845132919 KING RUSSELL L

1845132963 CANZONE RALPH S

1845132985 CARTER SHEREE BALNCHAR

1845132996 CRAWFORD BENJAMIN L

1845133015 SCHWARTZ ELISABETH K

1845133048 SINGLETARY ASHLIE C

1845133092 COOPER JAMES P

1845133117 REYNOLDS CLYDE DOUGLAS

1845133128 GUIXENS MANUEL J

1845133140 MCKENNA JOSHUA LEE

1845133150 NAGY JR JOHN

1845133172 DODDATO THERESA

1845133183 HENRY FRANCIS A

1845133194 KELLER TRACY N

1845133208 THORNLEY JENINE A

1845133219 CULLEN JR THOMAS

1845133220 GEAR GAYLE HAYWOOD

1845133230 WEATHERS WALLACE D

1845133241 PERKINS HEATHER

1845133252 GREGG CHRISTINA

1845133274 LOPEZ TRINA M

1845133296 KINDELAN THOMAS M

1845133300 ST CLAIR G

1845133310 CARPENTER MARJORIE L

1845133321 BAJNATH JR JONAH

1845133332 TRAN TIEN V

1845133354 PICKENS GREGORY

1845133376 OUTLY CHERYL M

1845133387 ROBBINS JOHN LEE

1845133398 HIBBARD BRIAN W

1845133412 BONSIGNORE PENNY L

1845133434 LEE LAURANCE C

1845133445 NORDMEYER ROBERT TODD

1845133456 PERKINS JAMES E

1845133467 DIESTELHORST JACK

1845133478 VANCE ROBERT STANLEY

1845133489 SPRY GEORGE R

1845133490 DEANE NORM

1845133503 CHAPMAN DOROTHY B

1845133514 NIESEN JANE L

1845133525 REDMOND MATTHEW

1845133536 ROBERTSON DALE M

1845133547 LUNDY MARK W

1845133558 VELEZ DAVID

1845133569 GREEN JAMES H

1845133580 BROWN DWIGHT E

1845133591 LINK JAMES F

1845133605 SWIMELAR JAMES B

1845133616 GRESS ELIZABETH MATHIL

1845133638 RADFORD RICHARD

1845133649 SCOTT JR RAYMOND

1845133650 ANDERSON KAREN L

1845133660 CHASE PATRICK G

1845133671 VELEZ FRANCISCO

1845133682 LIVINGSTON SANDRA LAPE

1845133693 BRODY JESSICA ANNE

1845133707 THREATT DAWN L

1845133729 HOLMES JR ROBERT

1845133730 FLESCHUTE EDWARD L

1845133944 MCGEE II JOHN

1845133988 PIERCE CALVIN T

1845134018 MURRELL BURL

1845134040 JONES LINDA L

1845134073 JOHNSTON LAWRENCE S

1845134095 BAILEY JANET MARIE

1845134109 DOWNING JAMES A

1845134110 SACKETT JOHN

1845134120 BURKSTALLER SR DAVID

1845134131 WHEELER BRANDI

1845134142 STEELE KEITH W

1845134164 PANCHAL ROHIT P

1845134175 MICHEV PETER M

1845134186 HUNT JAMES A

1845134197 CRAWFORD NANCY S

1845134200 MCKERLEY LANCE R

468

EXHIBIT B AMSOUTH BANK CONFORMING 1/1, 3/1, 5/1, 7/1, & 10/1 ARM

QUICK REFERENCE
PRODUCT	1/1 ARM		3/1 ARM		5/1 ARM		7/1 ARM		10/1 ARM
PRODUCT CODE	720	721	651	652	660	661	750	751	423	437
MAXIMUM 1ST ADJUSTMENT	2	2	2	2	2	2	5	5	5	5
ANNUAL CAP	2	2	2	2	2	2	2	2	2	2
CEILING CAP	6	6	6	6	5	5	5	5	5	5
LENGTH OF INITIAL ADJUSTMENT PERIOD	12 months	12 months	36 months	36 months	60 months	60 months	84 months	84 months	120 months	120 months
INDEX	*CMT	*CMT	*CMT	*CMT	*CMT	*CMT	*CMT	*CMT	*CMT	*CMT
MARGIN	2.75	2.875	2.75	2.875	2.75	2.875	2.75	2.875	2.75	2.875
CONVERSION TO FIXED-RATE OPTION	No	Yes¹	No	Yes²	No	Yes²	No	Yes²	No	Yes²
ASSUMABLE	Yes	Yes³	Yes	Yes³	Yes	Yes³	Yes	Yes³	Yes	Yes³
QUALIFYING RATE	Initial interest rate plus 2%	Initial interest rate plus 2%	Initial interest rate	Initial interest rate	Initial interest rate	Initial interest rate	Initial interest rate	Initial interest rate	Initial interest rate	Initial interest rate

*CMT:

The CMT index is based on the weekly average yield on United States Treasury securities adjusted to a constant maturity of 1 year, as made available by the Federal Reserve.

(¹)

Borrowers may choose to convert to a fixed-rate mortgage only on the third, fourth, or fifth interest rate change date. At that time, the amount of the interest rate change is restricted to the “lifetime” limit.

(²)

Borrowers may choose to convert to a fixed-rate mortgage on the first, second, or third interest rate change date.

(³)

May not assume once the Conversion Option has been exercised. Refer to Agency Underwriting Guidelines.

*Floor = margin.

AMSOUTH BANK CONFORMING 1/1, 3/1, 5/1, 7/1, & 10/1 ARM

GENERAL PRODUCT DESCRIPTION INCLUDING BENEFITS AND FEATURES

The fixed-period ARM is a combination of fixed and adjustable features that make it a great alternative product to the traditional 30 year fixed-rate mortgage. After the initial period, the interest rate on an ARM adjusts at regular intervals. At the first adjustment, the interest rate can adjust up or down, depending on the index value.

▪

Individuals who plan to own property short term

▪

Individuals who will benefit from a lower qualifying rate and payment

AMSOUTH BANK MORTGAGE SYSTEMS INFORMATION

Investor:	MKT
Mortgage Type:	CONV
Process Type:	ALL
Product Codes:	720/721, 651/652, 660/661, 750/751, 423/437
Program Type:	NORM
Secondary Marketing Codes:	MKT/MKTI, SNG/SNGI, 1RT/1RTI, 2RT/2RTI

LTV/RATIOS

▪

LOAN-TO-VALUE RATIOS & LOAN LIMITS:

FNMA PURCHASE & LIMITED CASH-OUT REFINANCE
PROPERTY TYPE	STANDARD LTV/CLTV/HCLTV	ENHANCED ELIGIBILITY	ENHANCED CREDIT REQUIREMENT	DU UNDERWRITTEN	MAX. LOAN AMOUNT
PRIMARY: 1-2 UNITS	90/90/95%	95/95/100%	700	1-4 Units: 95/95%	PER AGENCY GUIDELINES
PRIMARY: 3-4 UNITS	80/80/85%	N/A	N/A
SECOND HOME: 1 UNIT	90/90/95%	95/95/100%	700
INVESTMENT: 1-4 UNITS	75/75/80%	** 90/90/95%	720
MANUFACTURED HOMES	90/90/90%	N/A	N/A
FNMA CASH-OUT REFINANCE
PROPERTY TYPE	STANDARD LTV/CLTV/HCLTV	ENHANCED ELIGIBILITY	ENHANCED CREDIT REQUIREMENT	DU UNDERWRITTEN	MAX. LOAN AMOUNT
PRIMARY: 1-4 UNITS	75/75/80%	* 90/90/95%	720	1-4 Units: 90/90%	PER AGENCY GUIDELINES
SECOND HOME: 1 UNIT	75/75/80%	90/90/95%	720
INVESTMENT: 1-4 UNITS	70/70/75%	85/85/90%	720
MANUFACTURED HOUSING	65/65/65%	N/A	N/A

*1-2 Units: Primary

**1-2 Units: Investment

FHLMC PURCHASE & RATE/TERM REFINANCE
PROPERTY TYPE	MAXIMUM LTV W/OUT SEC. FIN.	MAXIMUM LTV WITH SEC. FIN.	MAXIMUM TLTV WITH SEC. FIN.	MAXIMUM HTLTV WITH SEC. FIN.	MAX. LOAN AMOUNT
1-2 UNIT PRIMARY & SECOND HOME	95%	90%	95%	100%	PER AGENCY GUIDELINES
1-2 UNIT INVESTMENT	90%	85%	90%	95%
3-4 UNIT PRIMARY & SECOND HOME	80%	75%	80%	85%
3-4 UNIT INVESTMENT	75%	70%	75%	80%
MANUFACTURED HOUSING	NOT ALLOWED
FHLMC CASH-OUT REFINANCE
PROPERTY TYPE	MAXIMUM LTV W/OUT SUB. FIN.	MAXIMUM LTV WITH SUB. FIN.	MAXIMUM TLTV WITH SUB. FIN.	MAXIMUM HTLTV WITH SUB. FIN.	MAX. LOAN AMOUNT
1-2 UNIT PRIMARY & SECOND HOME	90%	85%	90%	95%	PER AGENCY GUIDELINES
1-2 UNIT INVESTMENT	85%	80%	85%	90%
3-4 UNIT PRIMARY & SECOND HOME	75%	70%	75%	80%
3-4 UNIT INVESTMENT	70%	65%	70%	75%
MANUFACTURED HOUSING	NOT ALLOWED

▪

QUALIFYING RATIOS:

-

Agency Guidelines (28/36%) or DU/LP approved ratios

▪

SUBORDINATE FINANCING:

-

Allowed

BORROWER AND PROPERTY INFORMATION

▪

BORROWER ELIGIBILITY:

-

U.S. Citizen

-

Non-Permanent Resident Alien:

•

Provide a valid current Visa

•

Present evidence of current U.S. employment and two year work history

•

Satisfy a U.S. or Non-Traditional Foreign Credit History

•

U.S. income must be reasonably expected to continue for 3 years

•

A valid ITIN number is required.

-

Permanent Resident Alien:

•

A valid Social Security Number is required.

-

Qualified Inter Vivos Revocable Trusts:

-

Non-Occupant Co-Borrower – Not Allowed

▪

ELIGIBLE PROPERTY TYPES:

-

Primary Residence

-

PUDs

-

Second Home

-

Condominiums (FNMA/FHLMC Approved)

-

Manufactured Homes:

•

For 7/1 and 10/1 ARMS Only

•

FNMA Eligible ONLY

•

See Miscellaneous Section

-

Town House

-

Units (1-4)

▪

INELIGIBLE PROPERTY TYPES:

-

Condotels

-

Co-op

-

Dome Homes

-

Earth Homes

-

Log Homes

-

10+ acres

▪

OCCUPANCY STATUS:

-

Primary Residence

-

Second Home

-

Investment Property

▪

PROPERTY LOCATION:

-

AL, FL, GA, LA, MS, TN, VA

-

AmSouth Bank Footprint

▪

PROPERTY RIGHTS:

-

Fee Simple

-

Leasehold: Contact Underwriting Manager for Leasehold Approval.

MORTGAGE INFORMATION

▪

BUY DOWNS:

-

Not Allowed

▪

CAPS/INDEX/MARGIN:

-

Caps: Refer to Quick Reference on page 1.

-

Index: Refer to Quick Reference on page 1.

-

Margin: Refer to Quick Reference on page 1.

▪

CONVERSION OPTION:

-

The new rate is based on the FNMA 15/30 year yield, plus (.625) rounded to the nearest (.125).

-

The conversion fee is $250.

-

Refer to Quick Reference on page 1.

▪

FEES:

-

Standard AmSouth fees apply.

▪

RATES:

-

See Rate Sheet or call the Secondary Marketing Department

▪

AMORTIZATION TERM:

-

360 months

▪

AMORTIZATION TYPE:

-

ARM

-

Balloon - Not Allowed

-

Fixed Rate – Biweekly Payments - Not Allowed

-

Fixed Rate – Monthly Payments - Not Allowed

-

Modification - Not Allowed

-

Other (Specify) - Not Allowed

▪

ASSUMABILITY:

-

After the fixed initial period and subject to lender approval; refer to Quick Reference on page 1.

▪

DOCUMENTATION:

-

Follow FNMA/FHLMC Underwriting Guidelines or DU Findings/LP Feedback for documenting the loan.

▪

PREPAYMENT PENALTY:

-

Does Not Apply

▪

LIEN POSITION:

-

First Mortgage

▪

LOAN PURPOSE:

-

Purchase

-

Cash-Out Refinance

-

Limited Cash-Out Refinance

-

Home Improvement - Not Allowed

▪

LOAN TYPE:

-

Conventional

-

FHA - Not Allowed

-

USDA/RHS - Not Allowed

-

VA - Not Allowed

▪

MORTGAGE INSURANCE:

-

Required on all loans above 80% LTV; see Mortgage Insurance Rate Charts for current rates.

-

Standard, level monthly mortgage insurance is acceptable.

-

Reduced MI coverage is not eligible.

ARM
STANDARD LTV	15 YEAR TERM COVERAGE	30 YEAR TERM COVERAGE
80.01% - 85.00%	6%	12%
85.01% - 90.00%	12%	25%
90.01% - 95.00%	25%	30%

▪

OPTION:

-

AQUIK (FHLMC ONLY) – Non-Convertible ARM

-

Private Client 80/20 – Not Allowed

-

Lender Paid Mortgage Insurance – Not Allowed

-

Long Term Lock – Not Allowed

-

Renovation/Permanent – Not Allowed

UNDERWRITING

▪

APPRAISAL:

-

Must be prepared by an appraiser on AmSouth Bank’s current approved appraiser list.

-

Agency standard or as determined by DU/LP.

▪

CREDIT:

-

Report Type:

•

A full Residential Mortgage Credit Report (RMCR) or tri-merged in-file conforming to FNMA/FHLMC requirements should be used. The RMCR or in-file should reflect credit scores from all repositories.

-

Benchmark Score:

•

Minimum 620 or per DU/LP

▪

DOWN PAYMENT:

-

Borrower(s) must contribute at least 5% cash from their own funds toward the down payment.

▪

ESCROW:

-

Required, unless LTV is 80% or less, subject to price adjustment; refer to rate sheet.

▪

GIFTS:

-

Gifts are acceptable (See Agency Underwriting Guidelines for specific details).

▪

INCOME REQUIREMENTS:

-

Refer to Agency Underwriting Guidelines.

▪

INTERESTED PARTY/SELLER CONTRIBUTIONS:

-

Per Agency Guidelines

▪

LOAN LIMITS:

-

Per Agency Guidelines

▪

MANUAL/AUS UNDERWRITING:

-

Desktop Underwriter, Loan Prospector, or may be manually underwritten to Agency Guidelines.

▪

RESERVES:

-

Per Agency Guidelines

▪

MISCELLANEOUS:

-

Enhanced Eligibility is for automated underwriting ONLY; Refer to DU Findings.

-

Manufactured Housing Guidelines – No Exceptions

PURCHASE
PROPERTY TYPE	LTV/CLTV	MORTGAGE INSURANCE COVERAGE	MAX. LOAN AMOUNT	TERM
PRIMARY RESIDENCE	90/90%	30%	PER AGENCY GUIDELINES	= 30 YEARS
SECOND HOME	90/90%	30%
CASH-OUT-REFINANCE
PROPERTY TYPE	LTV/CLTV	MORTGAGE INSURANCE COVERAGE	MAX. LOAN AMOUNT	TERM
PRIMARY RESIDENCE	65/65%	17%	PER AGENCY GUIDELINES	</= 20 YEARS

SPECIAL FEATURE CODES
PROPERTY TYPE CODE	4, MANUFACTURED HOUSING
SPECIAL CHARACTERISTICS CODE	951, MANUFACTURED HOME –SINGLE –WIDE
952, MANUFACTURED HOME – MULTI-WIDE

* Cash out transactions are only allowed when borrower has owned both the manufactured home and the land for at least one year.

AMENDMENT NO. 4 TO

FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND

SERVICING AGREEMENT

THIS AMENDMENT NO. 4 TO FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT (the “Amendment”) is made as of the ___ day of June, 2005 (the “Effective Date”), by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser (the “Purchaser”), and Chase Home Finance, LLC (“CHF LLC”), successor by merger to Chase Manhattan Mortgage Corporation (“CMMC”) as Seller (the “Seller”) and CHF LLC and/ or JPMorgan Chase Bank, National Association (“JPMCBNA”) as Servicer (CHF LLC and JPMCBNA shall be individually and collectively referred to as the “Servicer”, as applicable). The Purchaser, the Seller and the Servicer may be collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, Purchaser and CMMC entered into that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of January 1, 2004, (which shall be referred to, together with any amendments thereto, as the “Agreement”), pursuant to which the Purchaser agreed to purchase from time to time and the Seller agreed to sell from time to time certain mortgage loans, as more fully described therein, the servicing of which is to be performed by the Servicer, pursuant to the terms and conditions contained therein; and

WHEREAS, the Parties desire to amend the Agreement to revise certain provisions of the Agreement as they relate to those Mortgage Loans (the “Metrocities Loans”) acquired or to be acquired by Servicer’s correspondent channel from Metrocities Mortgage LLC.

NOW THEREFORE, intending to be bound hereby and in consideration of the mutual terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE IRecitals; Definitions.  The Recitals set forth above are accurate and are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

ARTICLE IIPurchase Commitment.  Purchaser acknowledges and agrees that Servicer acquired the Metrocities Loans with the understanding and agreement that Purchaser would subsequently purchase the Metrocities Loans from Seller. Purchaser hereby agrees to purchase from Seller any and all Metrocities Loans.

ARTICLE IIINon-Application of Seller’s Underwriting Guidelines.  With respect to the Metrocities Loans, the provisions of the Agreement which represent, warrant, agree, covenant, state or provide that the Mortgage Loans sold pursuant to the Agreement comply with Seller’s Underwriting Guidelines, were originated, underwritten or closed in accordance with Seller’s Underwriting Guidelines, or satisfy the requirements set forth in Seller’s Underwriting Guidelines, including, but not limited to, the first, second and fourth sentences of Sections 3.02(q) and 3.02(gg), and Exhibit A, paragraphs 17 and 18, shall have no application to the Metrocities Loans. In the place of such provisions and with respect to the Metrocities Loans only, Seller hereby represents and warrants that the Metrocities Loans were originated in compliance with the underwriting guidelines of Metrocities Mortgage LLC, a copy of which is attached to this Amendment as Exhibit B. In the event of a breach of the representation and warranty contained in the preceding sentence, Purchaser and Seller agree to reasonably cooperate with respect to the indemnification and/or repurchase of any such Metrocities Loan by Seller from Purchaser and by Metrocities from Seller.

ARTICLE IVNo Other Amendments. Except as expressly amended hereby, the Agreement and its application to the Metrocities Mortgage Loans shall remain in full force and effect.

ARTICLE VHeadings. All headings in this Amendment are for convenience only and do not affect the meaning of any provision.

ARTICLE VIGoverning Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

ARTICLE VIICounterparts. This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.

ARTICLE VIIIFacsimile/Electronic Execution. This Amendment, any Purchase Price and Terms Letter, any Closing Document and any notices hereunder or thereunder may be (a) executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and/or (b) executed and transmitted by facsimile copy or by an electronically imaged copy, such as a .pdf file, by one party to the other, and such executed facsimile or electronically imaged copy shall constitute an original executed copy of such document; provided that failure to do so shall not affect the binding nature of the executed facsimile or electronically imaged copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first above written.

J.P. MORTGAGE ACQUISITION CORP.,

as Purchaser

By:______________________________________

Name:  Jonathan P. Davis

Title:    Vice President

CHASE HOME FINANCE LLC,

successor by merger to CHASE MANHATTAN

MORTGAGE CORPORATION, as Seller and/or

Servicer

By:_______________________________________

Name:____________________________________

Title:_____________________________________

JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION,

successor/assignee of CHASE MANHATTAN

MORTGAGE CORPORATION, as Servicer

By:_______________________________________

Name:____________________________________

Title:_____________________________________

AMENDMENT NO. 5 TO

FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND

SERVICING AGREEMENT

THIS AMENDMENT NO. 5 TO FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT (the "Amendment") is made as of the 22nd day of August, 2005 (the "Effective Date"), by and among J.P. Morgan Mortgage Acquisition Corp., as purchaser (the "Purchaser"), and Chase Home Finance, LLC ("CHF LLC"), successor by merger to Chase Manhattan Mortgage Corporation ("CMMC") as Seller (the "Seller") and CHF LLC and/ or JPMorgan Chase Bank, National Association ("JPMCBNA") as Servicer (CHF LLC and JPMCBNA shall be individually and collectively referred to as the "Servicer", as applicable). The Purchaser, the Seller and the Servicer may be collectively referred to herein as the "Parties".

RECITALS

WHEREAS, Purchaser and CMMC entered into that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of January 1, 2004, (which shall be referred to, together with any amendments thereto, as the "Agreement"), pursuant to which the Purchaser agreed to purchase from time to time and the Seller agreed to sell from time to time certain mortgage loans, as more fully described therein, the servicing of which is to be performed by the Servicer, pursuant to the terms and conditions contained therein; and

WHEREAS, the Parties desire to amend the Agreement to address the procedures whereby the Seller may from time to time sell to the Purchaser and the Purchaser may from time to time purchase from the Seller certain mortgage loans ("Originator Compliant Loans") acquired by Seller from time to time from correspondent originators (each, an "Originator") which mortgage loans are originated pursuant to the Originator's origination and underwriting guidelines and which Originator Compliant Loans Purchaser hereby commits to purchase from Seller in accordance with the terms of this Amendment.

NOW THEREFORE, intending to be bound hereby and in consideration of the mutual terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the Parties agree as follows:

Section 1. Recitals; Definitions. The Recitals set forth above are accurate and are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

Section 2. Review of Originator's Underwriting Guidelines. The Seller may, from time to time, obtain from Originators the origination and underwriting guidelines of such Originator, including updates and revisions thereto (the "Originator's Underwriting Guidelines"). The Seller shall make available to the Purchaser such Originator's Underwriting Guidelines for the Purchaser's review.

Section 3. Originator Compliant Loan Offering and Bidding. The Seller may, from time to time, provide to Purchaser information with respect to certain offerings of Originator Compliant Loans. The Purchaser may provide to Seller a written bid, in a form to be agreed upon by the parties, (a "Bid") with respect to such an offering. The Purchaser hereby covenants and agrees that each Bid submitted by Purchaser to Seller constitutes (a) the Purchaser's acceptance of the Originator's Underwriting Guidelines applicable to the Originator Compliant Loans and (b) the Purchaser's commitment to purchase from Seller and the Seller's commitment to sell to Purchaser the Originator Compliant Loans in accordance with the terms of the Agreement, of this Amendment and of the Bid; provided that the Bid shall reference the version or update of the Originator's Underwriting Guidelines applicable to the Originator Compliant Loans. Upon (x) acceptance by the Originator of the Seller's bid to such Originator, which bid shall incorporate portions of Purchaser's Bid and (y) completion of Purchaser's due diligence, Purchaser shall submit to Seller a deal commitment (the "Deal Commitment"), in a form to be agreed upon by the parties, which Deal Commitment shall contain, at a minimum, a listing of the applicable Originator Compliant Loans and the purchase price applicable thereto.

Section 4. Special Bid Provisions. In the event that a Bid contains provisions or conditions which differ from the provisions contained in the Origination and Sales Agreement by and between the Seller and the applicable Originator (the "Origination and Sales Agreement"), the terms of the Bid shall govern the purchase and sale of the applicable Originator Compliant Loans. In the absence of any such differing terms identified in the Bid, the terms of the Origination and Sales Agreement relating to the Originator Compliant Loans shall apply to the Bid. Purchaser hereby acknowledges and agrees that time is of the essence in submitting Bids to Seller and agrees to cooperate with Seller or Servicer and to provide any differing provisions and such other information as Seller or Servicer may require within such a prompt and reasonable time period as to allow Seller or Servicer to respond to the applicable offering in a timely manner and to include any such Purchaser requirements in its commitment letter with the Originator.

Section 5. Commitment to Sell and Purchase. The Purchaser acknowledges that the Seller or the Servicer shall, from time to time, acquire Originator Compliant Loans in reliance upon the submission of the Purchaser's Bid and with the understanding and agreement that the Purchaser will subsequently purchase from the Seller and the Seller will subsequently sell to the Purchaser such Originator Compliant Loans in accordance with this Amendment. The Purchaser and the Seller hereby agree that on the relevant Closing Date, as defined on the applicable Term Sheet, and pursuant to the terms and conditions of the Agreement and the relevant Assignment and Conveyance Agreement, except as otherwise provided herein, the Seller shall bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided herein, and on a servicing retained basis, and the Purchaser shall purchase from the Seller all right, title and interest of the Seller in and to each of the Originator Compliant Loans.

Section 6. Representations and Warranties Applicable to Originator Compliant Loans. The parties acknowledge and agree that the representations and warranties set forth in Section 3.02 of the Agreement and the remedies applicable to a breach thereof as set forth in the Agreement shall have no application to the Originator Compliant Loans purchased by Purchaser from Seller hereunder. The parties agree that, with respect to any purchases of Originator Compliant Loans by Purchaser from Seller, the representations and warranties set forth in Section 4.2 of the Origination and Sales Agreement, including, without limitation those set forth in the related Underwriting/EPD Rider to Correspondent Origination and Sales Agreement (the "Originator Compliant Loan Representations and Warranties") shall apply to such purchases. Accordingly, the Seller hereby makes the Originator Compliant Loan Representations and Warranties to Purchaser as to each Originator Compliant Loan, as of the related Closing Date.

Section 7. Repurchase or Indemnification Procedures. Notwithstanding anything to the contrary set forth in the Agreement, the parties hereby agree that in the event Purchaser requests either (a) the repurchase of an Originator Compliant Loan or (b) indemnification with respect to expenses incurred with respect to an Originator Compliant Loan, the Seller agrees to seek repurchase or indemnification, as applicable, of such Originator Compliant Loan from the Originator in the manner required by and in accordance with the Origination and Sales Agreement (the "OSA Remedial Procedures"). The parties agree that in the event the Seller is unable, through the exercise of the OSA Remedial Procedures, to secure the repurchase of an Originator Compliant Loan from the Originator which Originator Compliant Loan Seller repurchased from Purchaser pursuant to the Agreement and this Amendment, then Purchaser shall promptly repurchase such Originator Compliant Loan from Seller, unless the negligence or willful misconduct of the Seller was the cause of the breach upon which the Purchaser's repurchase request is based, in which case the Seller shall not be relieved of its responsibility to repurchase such loan. The parties further agree that in the event the Seller is unable, through the exercise of the OSA Remedial Procedures, to obtain indemnification from the Originator with respect to an Originator Compliant Loan, then Seller shall have no indemnification liability to Purchaser with respect to such Originator Compliant Loan, unless the negligence or willful misconduct of the Seller was the cause of the circumstances upon which the Purchaser's claim for indemnification is based, in which case the Seller shall not be relieved of its obligation to provide indemnification.

Section 8. No Other Amendments. Except as expressly amended hereby, the Agreement and its application to the Mortgage Loans shall remain in full force and effect.

Section 9. Headings. All headings in this Amendment are for convenience only and do not affect the meaning of any provision.

Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

Section 11. Counterparts. This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.

Section 12. Facsimile/Electronic Execution. This Amendment, any Purchase Price and Terms Letter, any Closing Document and any notices hereunder or thereunder may be (a) executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and/or (b) executed and transmitted by facsimile copy or by an electronically imaged copy, such as a .pdf file, by one party to the other, and such executed facsimile or electronically imaged copy shall constitute an original executed copy of such document; provided that failure to do so shall not affect the binding nature of the executed facsimile or electronically imaged copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first above written.

CHASE HOME FINANCE LLC,

successor by merger to CHASE

MANHATTAN MORTGAGE

CORPORATION, as Seller and/or

Servicer

By: __________________________

Name: __________________________

Title: __________________________

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION,

successor/assignee of CHASE

MANHATTAN MORTGAGE

CORPORATION, as Servicer

By: __________________________

Name: __________________________

Title: __________________________

EXECUTION COPY

AMENDMENT REG AB TO

FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

This is Amendment Reg AB, dated as of January 1, 2006 (this “Amendment”) to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, as amended by that certain Amendment No. 1, dated as of May, 2004, that certain Amendment No. 2, dated as of January 1, 2005, that certain Amendment No. 3, dated as of May 12, 2005, that certain Amendment No. 4, dated as of June, 2005 and that certain Amendment No. 5, dated as of August 22, 2005, by and among J.P. Morgan Mortgage Acquisition Corp. and Chase Manhattan Mortgage Corporation (the “Agreement”), by and among J.P. MORGAN MORTGAGE ACQUISITION CORP., a Delaware corporation, as purchaser (the “Purchaser”), CHASE HOME FINANCE LLC, a Delaware limited liability company, as seller (“CHF” or the “Seller”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as servicer (the “Servicer”).

WHEREAS, the Seller has sold certain mortgage loans to the Purchaser pursuant to the terms of the Agreement;

WHEREAS, the Seller intends to sell and the Purchaser intends to purchase certain additional mortgage loans pursuant to the terms of the Agreement; and

WHEREAS, the parties to the Agreement desire to make the amendments to the Agreement set forth below in order to allow for the purchase of certain additional mortgage loans pursuant to the terms of the Agreement.

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party:

ARTICLE I

Definitions

SECTION 1.01.  Cross Reference to Definitions in Agreement.  Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Agreement.

ARTICLE II

Amendments to the Agreement

SECTION 2.01.  Section 1.01 (Defined Terms) of the Agreement is hereby amended, effective as of the date hereof for Mortgage Loans purchased by the Purchaser pursuant to the Agreement prior to the date hereof or hereafter, by:

(a)

deleting in its entirety the definition of “Subservicer”; and

(b)

adding the following definitions thereto in their proper alphabetical order:

Commission:  The United States Securities and Exchange Commission.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Qualified Correspondent:  Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Reconstitution:  Any Securitization Transaction, Agency Transfer, Pass-Through Transfer or Whole Loan Transfer.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act:  The Securities Act of 1933, as amended.

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller Information:  As defined in Section 11.05(a).

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time with the reasonable consent of any Depositor and any other Person signing the Sarbanes Certification with respect to any securitization, for which the Seller is responsible in its capacity as servicer as identified on Exhibit N hereto.

Static Pool Information:  Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans as determined by and under the direction or authority of the Seller or a Subservicer.

Subservicer:  Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.  Any Subservicer shall meet the qualifications set forth in Section 4.01.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

SECTION 2.02.  Section 4.01 (Seller to Act as Servicer) of the Agreement is hereby amended, effective as of the date hereof for Mortgage Loans purchased by the Purchaser pursuant to the Agreement prior to the date hereof or hereafter, by:

(a)

Adding “(a)” immediately prior to the first sentence of the first paragraph of such Section 4.01; and

(b)

Adding to the end of such Section 4.01 the following in its entirety:

(b)

Notwithstanding anything in this Agreement to the contrary, the Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of Section 4.01(b)(i).  The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of Section 4.01(b)(ii).

(i)

It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer.  The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 6.04(a), 6.04(b), 11.03, 11.04(c) and (e), and 11.05 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 11.04(d) and (f) of this Agreement.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04(a), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.04(b) and any back-up certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification  under Section 6.04(b) as and when required to be delivered.

(ii)

It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor.  The Servicer shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of (i) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph.

As a condition to the utilization of any Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.04(b) and 11.05 of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 6.04(b), in each case as and when required to be delivered.

SECTION 2.03.  Section 6.04 (Annual Statement as to Compliance) of the Agreement is hereby amended, effective as of the date hereof for Mortgage Loans purchased by the Purchaser pursuant to the Agreement prior to the date hereof or hereafter, by deleting such Section 6.04 in its entirety and replacing it with the following:

Section 6.04  Annual Statement as to Compliance

(a)  On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, any Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(b)  On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Purchaser, any Master Servicer and any Depositor a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit M hereto delivered to the Purchaser concurrently with the execution of this Agreement;

(ii)

deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 4.01(b)(ii) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (b) and (c) of this Section; and

(iv)

deliver (and cause each Subservicer and Subcontractor described in clause (iii) above to deliver) to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a back-up certification signed by the appropriate officer of the Seller in the form attached hereto as Exhibit L.

The Servicer acknowledges that the parties identified in clause (b)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  None of the Purchaser, any Master Servicer or any Depositor will request delivery of a certification under clause (b)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(c)  Each assessment of compliance provided by a Subservicer pursuant to Section 6.04(b)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit N hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 6.04(b)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.01(b).

(a)

(d)  It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6.04, and shall be entitled independently to enforce the provisions of this Section 6.04 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

SECTION 2.04  The following sections shall be inserted in their entirety immediately following Section 11.01 of the Agreement:

Section 11.02.  Intent of the Parties; Reasonableness.

The parties hereto acknowledge and agree that the purpose of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser, any Master Servicer or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, the Seller agrees to cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller, any Master Servicer and the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Seller and the Purchaser or any Depositor to be necessary in order to effect such compliance.

The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.  The parties hereto acknowledge and agree that, in connection with a Securitization Transaction, (i) no party shall file with the Commission any report contemplated by Item 1122 of Regulation AB with respect to the Seller, the Servicer, any Subservicer or any Subcontractor if such entity’s activities relate to five percent (5%) or less of the asset pool of such Securitization Transaction, and (ii) no party shall file with the Commission any servicer compliance statement contemplated by Item 1123 of Regulation AB with respect to the Seller, the Servicer, any Subservicer or any Subcontractor if such entity’s activities relate to less than ten percent (10%) of the asset pool of such Securitization Transaction.

Section 11.03.  Additional Representations and Warranties of the Seller.

(a)

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, the Seller shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 11.04 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date:  (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller’s financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Seller or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer  or any Depositor under Section 11.04, the Seller shall use its best efforts to confirm in writing within five (5) Business Days following such request, but in no event later than ten (10) Business Days following such request, the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 11.04.  Information to Be Provided by the Seller.

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, the Seller shall (i) use its best efforts to provide within five (5) Business Days following request by the Purchaser or any Depositor, but in no event later than ten (10) Business Days following such request, to the Purchaser and such Depositor (or, as applicable, request that each Third-Party Originator and each Subservicer provide), in form and substance which is compliant with the requirements of Regulation AB, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in form and substance which is compliant with the requirements of Regulation AB) the information specified in paragraph (d) of this Section; provided, the parties hereto agree to negotiate in good faith from time to time in order to determine the disclosures, deliveries or notifications to be provided pursuant to paragraphs (a), (b), (c), (d), (f) and (g).

(a)

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, if so requested by the Purchaser, any Master Servicer or any Depositor, and agreed to by the Seller, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as reasonably determined by the Purchaser and any Depositor to be required for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(A)

the originator’s form of organization;

(B)

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request and agreed to by the Seller and reasonably determined by the Purchaser and any Depositor to be required for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(C)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

(D)

a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(b)

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, if so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, request that each Third-Party Originator provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator.  Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.  To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, if so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, request that each Third-Party Originator provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request.  Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction.  Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

(c)

If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a “Servicer”), as is reasonably requested for the purpose of compliance with Item 1108 of Regulation AB.  Such information shall include, at a minimum:

(A)

the Servicer’s form of organization;

(B)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)

information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(d)

In connection with any Securitization Transaction and for the purpose of satisfying the reporting obligations under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer to) (i) as promptly as practicable notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Subservicer with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Seller and (E) the Seller’s entry into any agreement with a Subservicer (which Subservicer is determined by the Seller to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB) to perform or assist in the performance of any of the Seller’s obligations under this Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(e)

As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) all information (in form and substance which is compliant with Regulation AB and subject to the good faith negotiations of the parties hereto) reasonably requested by the Purchaser or any Depositor and agreed to by the Seller in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)

In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Seller or any Subservicer, the Seller or such Subservicer, as applicable, shall, to the extent the Seller or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provision of Regulation AB reference below):

(i)

any material modifications, extensions or waivers of the terms, fees, penalties or payments of pool assets serviced under this Agreement during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of representations or warranties or transaction covenants relating to pool assets serviced under this Agreement (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets serviced under this Agreement, any changes to pool assets serviced under this Agreement (such as additions, substitutions or repurchases) and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets serviced under this Agreement (Item 1121(a)(14) of Regulation AB).

(g)

The Seller shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Seller or any Subservicer or the Seller or Subservicer’s performance hereunder and which information is available to the Seller and necessary for compliance with Regulation AB.

Section 11.05.  Indemnification; Remedies.

(a)

The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction:  each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain solely and directly arising out of or based upon:

(i)(A)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, by or on behalf of the Seller or the Servicer, as applicable, or provided under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Seller Information”), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

(ii)

any breach by the Seller of its obligations under this Section 11.05, including particularly any failure by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, including any failure by the Seller to identify pursuant to Section 4.01(b)(ii) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)

any breach by the Seller of a representation or warranty set forth in Section 11.03(a) or in a writing furnished pursuant to Section 11.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 11.03(b) to the extent made as of a date subsequent to such closing date; or

(iv)

the gross negligence of the Seller in connection with its performance under Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller or the Servicer, as applicable, shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)

(i)

Any failure by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, or any breach by the Seller of a representation or warranty set forth in Section 11.03(a) or in a writing furnished pursuant to Section 11.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 11.03(b) to the extent made as of a date subsequent to such closing date, which failure or breach continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to the Seller or the Servicer, as applicable, by the Purchaser or Depositor, shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement pursuant to this Agreement or any applicable Reconstitution Agreement; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

(ii)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 4.01(b), 6.04(a) or 6.04(b), including (except as provided below) any failure by the Servicer to identify pursuant to Section 4.01(b)(ii) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which failure continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to the Servicer by the Purchaser or Depositor, shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement pursuant to the terms of this Agreement or any applicable Reconstitution Agreement; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

Notwithstanding the provisions set forth in this Agreement, neither the Seller nor the Servicer shall be obligated to provide any indemnification or reimbursement hereunder to any of the parties described in Section 11.05(a) or any other party for any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain which are indirect, consequential, punitive or special in nature.

SECTION 2.05.  The Agreement is hereby further amended by replacing, in its entirety, Exhibit L to the Agreement with Attachment 1 to this Amendment and by incorporating Attachment 2 and Attachment 3 to this Amendment as Exhibit M and Exhibit N to the Agreement, respectively.

Miscellaneous

SECTION 3.01.  Counterparts.  This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 3.02.  Headings.  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

SECTION 3.03.  Agreement in Full Force and Effect as Amended.  Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.  All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

SECTION 3.04.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

SECTION 3.05.  Third Party Beneficiary.  For purposes of this Amendment and any related provisions hereto, each Master Servicer shall be considered a third-party beneficiary of the Agreement, entitled to all the rights and benefits hereof as if it were a direct party to the Agreement.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.

(Purchaser)

By:

______________________________________

Name:

Title:

CHASE HOME FINANCE LLC

(Seller)

By:

______________________________________

Name:

Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Servicer)

By:

______________________________________

Name:

Title:

ATTACHMENT 1

EXHIBIT L

FORM OF ANNUAL CERTIFICATION

Re:

The [                   ] agreement dated as of [      ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

The Servicer certifies to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

The Servicer has reviewed the servicer compliance statement provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on the Servicer’s knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3)

Based on the Servicer’s knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

Based upon the Servicer’s knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: ________________________

By:___________________________

Name:

Title:

ATTACHMENT 2

EXHIBIT M

FORM OF CERTIFICATION AS TO ASSESSMENT OF COMPLIANCE

Re:

The Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, as amended (the “Agreement”), between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer.

I, [______________], the [__________________] of [SELLER][SUBSERVICER] (the “Company”), certify to [the Purchaser] and [the Depositor], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I am responsible for assessing the Servicing Criteria (set forth in Item 1122(d) of Regulation AB and identified in the table below) applicable to the Company;

(2)

The Servicing Criteria were used to assess the Company’s compliance with the Servicing Criteria applicable to the Company;

(3)

As of December 31, [INSERT IMMEDIATELY PRECEDING YEAR] and for the period covered by the preceding calendar year, the Company is in compliance with the Servicing Criteria applicable to the Company. [DISCLOSE EXCEPTIONS TO COMPLIANCE]; [and]

(4)

A registered public accounting firm has issued an attestation report on the Company’s compliance with the applicable Servicing Criteria as of December 31, [INSERT IMMEDIATELY PRECEDING YEAR], and for the period covered by the preceding calendar year[.][; and]

[(5)

Based on the Company’s activities performed with respect to asset-backed securities transactions taken as a whole involving the Company that are backed by the same asset type as the Mortgage Loans, the following Servicing Criteria are not applicable to the Company: [LIST INAPPLICABLE SERVICING CRITERIA, IF ANY].]

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[NAME OF SELLER] [NAME OF SUBSERVICER]

Date:

__________________________

By:

__________________________

Name:

Title:

ATTACHMENT 3

EXHIBIT N

SERVICING CRITERIA

JPMCB

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	√
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	√
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	√
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

√
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	√
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	√
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	√
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

CHF

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	√
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	√
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	√
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

√
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

√
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	√
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

√
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

√
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

√
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	√
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

√
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	√
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

√
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	√
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

√
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

√
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

√
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	√
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

√
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

√
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

√
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

√
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	√
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.